Rule 497(C)
                                                       Registration No. 33-36784

LEBENTHAL
FUNDS, INC.

120 BROADWAY, NEW YORK, NY 10271
212-425-6116
OUTSIDE NYC TOLL FREE 1-800-221-5822

PROSPECTUS
March 31, 1998

Lebenthal Funds, Inc. (the "Fund") is an open-end, management investment company currently consisting of two non-diversified portfolios and one diversified portfolio. No assurance can be given that the Portfolios' objectives will be achieved.

Lebenthal New York Municipal Bond Fund - The Lebenthal New York Municipal Bond Fund (the "New York Portfolio") is a non-diversified municipal bond fund whose investment objective is to maximize income exempt from regular Federal income taxes and from New York State and New York City personal income taxes, consistent with preservation of capital, with consideration given to opportunities for capital gain. The New York Portfolio seeks to achieve its investment objective by investing principally in long term investment grade tax-exempt securities of New York State, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities. The New York Portfolio offers two classes of shares for sale as further described in this Prospectus.

Lebenthal New Jersey Municipal Bond Fund - The Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") is a non-diversified municipal bond fund whose investment objective is to maximize income exempt from regular Federal income taxes and from New Jersey gross income tax, consistent with preservation of capital, with consideration given to opportunities for capital gain. The New Jersey Portfolio seeks to achieve its investment objective by investing principally in long-term investment grade tax-exempt securities of New Jersey, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities.

Lebenthal Taxable Municipal Bond Fund - The Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") is a diversified municipal bond fund whose investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. The Taxable Portfolio seeks to achieve its investment objective by investing principally in taxable, long-term investment grade securities issued by state and municipal governments and by their political subdivisions and public authorities ("Taxable Municipal Obligations"). The interest on the Taxable Municipal Obligations is includible in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Taxable Municipal Obligations.

This  Prospectus  sets  forth  concisely  the  information  about  each  of  the
Portfolios that prospective investors will find helpful in making their investment decisions and should be read and retained by investors for future reference. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other reports and information regarding the Portfolios which have been filed electronically with the SEC.

Lebenthal Asset Management, Inc., the Manager of the Fund, is a registered investment adviser, and Lebenthal & Co., Inc., Distributor of its shares, is a registered broker-dealer and investment adviser and member of the National Association of Securities Dealers, Inc.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
---------------------------------------------------------------------------------------------------------------------------
(as a percentage of offering price)

                                                   New York Portfolio        New Jersey Portfolio Taxable Portfolio
                                             Class A Shares  Class B Shares     Class A Shares     Class A Shares
                                            --------------  ---------------  -------------------  ---------------
Maximum Sales Load Imposed on
   Purchases.............................          4.50%           None               4.50%             4.50%
Deferred Sales Charge (as a
   percentage of the lower of original
   purchase price or redemption
   proceeds).............................          None            5%(1)              None              None
Sales Load on Reinvestment
   Dividends.............................          None            None               None              None
Redemption Fees..........................          None            None               None              None
Exchange Fees............................          None            None               None              None

Annual Fund Operating Expenses
---------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
                                                   New York Portfolio        New Jersey Portfolio Taxable Portfolio
                                             Class A Shares  Class B Shares     Class A Shares     Class A Shares
                                            --------------  ---------------  -------------------  ---------------
Management Fees - After Fee Waiver.......          0.23%           0.23%              0.00%             0.00%
12b-1 Fees - After Fee Waiver(2).........          0.25%           1.00%(3)           0.00%             0.00%
Other Expenses - After
   Reimbursement.........................          0.41%           0.32%              0.70%             0.79%
Total Fund Operating Expenses -
   After Fee Waivers and
   Reimbursements........................          0.89%           1.55%              0.70%             0.79%

Example                                                               1 year      3 years    5 years    10 years
                                                                     --------   ---------   ---------   --------
You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end of each time period:
   New York Portfolio (Class A Shares)                                  $54         $72        $92        $150
                      (Class B Shares)                                  $66         $79        $94        $185
   New Jersey Portfolio                                                 $52         $66        $82        $129
   Taxable Portfolio                                                    $53         $69        $87        $139


---------------------------------------------------------------------------------------------------------------------------
(1)      The  deferred  sales  charge  is 5% in the  first  year,  declining  to 1% in the sixth  year,  and is  eliminated thereafter.
(2)      No 12b-1 fee waiver for New York Portfolio.
(3)      12b-1 fees include 0.75% of asset-based sales charges and 0.25% of service fees.

The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in each of the Portfolios will bear, directly or indirectly. The Class B Shares were activated on December 2, 1997. The Class B expense information in the table has been restated to reflect current fees had they been in effect during the previous fiscal year. The sales load is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales loads. See "How to Purchase and Redeem Shares." The deferred sales charge is only payable if the shares are redeemed before the end of the sixth year after purchase. See "How To Purchase and Redeem Shares." The Manager may, at its discretion, waive all or a portion of its fees under the Management Contract. Absent such waiver, the Management Fee for the New Jersey Portfolio and the Taxable Portfolio would have been .25% of average daily net assets. With respect to the New York Portfolio, the Distributor may, at its discretion, waive all or a portion of its 12b-1 fee for the Class A or Class B Shares under the Distribution Agreement. With respect to the New Jersey Portfolio and the Taxable Portfolio, the Distributor may, at its discretion, waive all or a portion of its reimbursement or service fee under the Distribution Agreement and the Shareholder Servicing Agreement. Absent such waivers, the maximum reimbursement under the Distribution Agreement would have been .10% of average daily net assets and the service fee under the Shareholder Servicing Agreement would have been .25% of average daily net assets. The reimbursement to the Distributor under the Distribution Agreement for The New Jersey and The Taxable Portfolio and the 0.75% of 12b-1 fees under the Distribution Agreement for the New York Portfolio are asset-based sales charges, and, as a result, long-term shareholders of each Portfolio may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The Manager has voluntarily reimbursed the New Jersey and Taxable Portfolio for certain Other Expenses. Absent such reimbursements and waivers, Other Expenses for such Portfolios would have been 2.57% and 1.42%, respectively, and Total Fund Operating Expenses would have been 3.27% and 2.21%, respectively. For further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The figures reflected in this example should not be considered as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above and the 5% annual return used in the example is a hypothetical rate.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

The following financial highlights of the New York Portfolio for the year ended November 30, 1997 has been audited by Coopers & Lybrand, LLP, Independent Certified Public Accountants, whose report thereon appears in the Fund's Annual Report to Shareholders incorporated by reference in the SAI. Financial highlights for periods prior to December 1, 1997 were audited by McGladrey & Pullen, LLP, whose report thereon appears in the Fund's 1996 Annual Report to Shareholders and is incorporated by reference in the SAI.

                                                                    New York Portfolio
                                                                  (Class A shares only)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           June 24, 1991
                                                                                                          (inception) to
                                                            Year Ended November 30,
November 30,
                                  1997             1996        1995      1994###      1993        1992        1991
                               ----------       ----------  ---------- ----------- ----------  ---------- -----------
Per Share Operating Performance:
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period.....................     $8.09            $ 7.99      $ 6.84     $ 8.03      $ 7.54      $ 7.19      $ 7.16
                                   ------           ------      ------      -----      ------      ------      ------
Income from investment operations:
   Net investment income......      0.42              0.41        0.43       0.41        0.44        0.47        0.14
   Net realized and unrealized
     gain (loss) on investments     0.23              0.10        1.15      (1.15)       0.50        0.35        0.03
                                   ------           ------      ------      -----      ------      ------      ------
   Total from investment operations 0.65              0.51        1.58      (0.74)       0.94        0.82        0.17
                                   ------           ------      ------      -----      ------      ------      ------
Less distributions:
   Dividends from net investment
     income...................     (0.42)           (0.41)       (0.43)     (0.41)      (0.44)      (0.47)      (0.14)
   Distributions from net realized
     gain on investments......        --               --          --       (0.04)      (0.01)         --         --
                                   ------           ------      ------      -----      ------      ------      ------
   Total distributions........     (0.42)           (0.41)       (0.43)     (0.45)      (0.45)      (0.47)      (0.14)
                                   ------           ------      ------      -----      ------      ------      ------
Net asset value, end of period    $ 8.32           $ 8.09       $ 7.99     $ 6.84      $ 8.03      $ 7.54      $ 7.19
                                   ======           ======      ======      =====      ======      ======      ======
Total Return (without deduction
   of sales load).............      8.27%            6.63%**     23.56%     (9.62%)     12.63%      11.68%       2.36%##
Ratios/Supplemental Data:
Net assets, end of period
   (000's omitted)............  $134,144         $122,611     $105,579    $75,326     $80,727     $39,350     $14,549
Ratios to average net assets:
   Expenses...................      0.89%(degree)    1.09%        0.99%      0.64%##     0.20%##     0.17%##        0%*##
   Net investment income......      5.16%            5.17%        5.63%      5.44%##     5.42%##     6.08%##     6.08%*##
Portfolio turnover............     60.80%           45.92%      148.88%    192.91%       7.88%       8.14%          0%
Bank loans
   Amount outstanding at end
     of period (000)..........       $ 0              $ 0      $1,737
   Average amount of bank
     loans outstanding during
     the period (000).........       $ 0              797       1,857
   Average number of shares
     outstanding during the
     six period (000).........                     14,473      11,866
   Average amount of debt per
     share during the period..                       0.06        0.16

---------------------------------------------------------------------------------------------------------------------------

*   Annualized
** Includes the effect of a capital contribution from the Fund's Manager. Without the capital contribution the total return would have been 6.24%.
#   Not Annualized
## If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.10%, 1.12%, and 1.44% for the periods ended November 30, 1994, 1993, and 1992, respectively.
### Effective August 15, 1994, the investment advisor changed, to Lebenthal Asset Management, Inc.
(degree) Includes fees paid indirectly of less than 0.01% for the New York Municipal Bond Fund.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

The following financial highlights of the New Jersey Portfolio and the Taxable Portfolio for the year ended November 30, 1997 have been audited by Coopers & Lybrand, LLP, Independent Certified Public Accountants, whose report thereon appears in the Funds' Annual Report to Shareholders incorporated by reference in the SAI. Financial highlights for periods prior to December 1, 1997 were audited by McGladrey & Pullen, LLP, whose report thereon appears in the Fund's 1996 Annual Report to Shareholders and is incorporated by reference in the SAI.

                                                                                   New Jersey Portfolio
                                                                  ---------------------------------------------

                                                                            Year Ended November 30,
                                                                     1997       1996        1995       1994#*
                                                                  ---------- ----------  ---------- -----------
Per Share Operating Performance:
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period......................................................      $6.74     $ 6.70      $ 5.95      $ 7.16
                                                                     -----     ------      ------      ------
Income from investment operations:
   Net investment income.......................................       0.35       0.36        0.36        0.32
   Net realized and unrealized
     gain (loss) on investments................................       0.23       0.04        0.75       (1.21)
                                                                     -----     ------      ------      ------
   Total from investment operations............................       0.58       0.40        1.11        (.89)
                                                                     -----     ------      ------      ------
Less distributions:
   Dividends from net investment
     income....................................................      (0.35)     (0.36)      (0.36)      (0.32)
   Distributions from net realized
     gain on investments.......................................         --         --          --          --
                                                                     -----     ------      ------      ------
   Total distributions.........................................      (0.35)     (0.36)      (0.36)      (0.32)
                                                                     -----     ------      ------      ------
Net asset value, end of period.................................      $6.97     $ 6.74      $ 6.70      $ 5.95
                                                                     =====     ======      ======      ======
Total Return (without deduction
   of sales load)..............................................       8.84%      6.18%      19.10%     (12.70%)
Ratios/Supplemental Data:
Net assets, end of period
   (000's omitted).............................................     $6,122     $5,182      $3,358      $2,145
Ratios to average net assets:
   Expenses##..................................................       0.70%**    0.63%**     0.60%       0.60%
   Net investment income.......................................       5.12%      5.37%       5.64%       4.97%
Portfolio turnover.............................................      57.19%     28.56%      61.69%     291.60%


---------------------------------------------------------------------------------------------------------------------------

# Effective August 15, 1994, the investment adviser changed, to Lebenthal Asset Management, Inc.
## If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 2.57%, 3.20%, 4.13%, and 4.83% for the periods ended November 30, 1997, 1996, 1995, and 1994, respectively, for the New Jersey Bond Fund; and 1.42%, 1.63%, 2.59%, and 3.60% for the periods ended November 30, 1997, 1996, 1995, and 1994, respectively, for the Taxable Bond Fund.
*  Fund commenced operations on December 1, 1993.
** Includes fees paid indirectly of 0.02% and 0.01% for the New Jersey Bond Fund and the Taxable Bond Fund, respectively.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

The following financial highlights of the New Jersey Portfolio and the Taxable Portfolio for the year ended November 30, 1997 have been audited by Coopers & Lybrand, LLP, Independent Certified Public Accountants, whose report thereon appears in the Funds' Annual Report to Shareholders incorporated by reference in the SAI. Financial highlights for periods prior to December 1, 1997 were audited by McGladrey & Pullen, LLP, whose report thereon appears in the Fund's 1996 Annual Report to Shareholders and is incorporated by reference in the SAI.

                                                                                  Taxable Portfolio
                                                                  ----------------------------------------------
                                                                             Year Ended November 30,
                                                                     1997        1996        1995       1994#*
                                                                  ----------- ----------  ---------- -----------
Per Share Operating Performance:
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period......................................................      $7.13     $ 7.22      $ 6.34      $ 7.16
                                                                     -----     ------      ------      ------
Income from investment operations:
   Net investment income.......................................       0.50       0.52        0.53        0.44
   Net realized and unrealized
     gain (loss) on investments................................       0.24      (0.09)       0.88       (0.82)
                                                                     -----     ------      ------      ------
   Total from investment operations............................       0.74       0.43        1.41       (0.38)
                                                                     -----     ------      ------      ------
Less distributions:
   Dividends from net investment
     income....................................................      (0.50)     (0.52)      (0.53)      (0.44)
   Distributions from net realized
     gain on investments.......................................         --         --          --          --
                                                                     -----     ------      ------      ------
   Total distributions.........................................      (0.50)     (0.52)      (0.53)      (0.44)
                                                                     -----     ------      ------      ------
Net asset value, end of period.................................      $7.37     $ 7.13      $ 7.22      $ 6.34
                                                                     =====     ======      ======      ======
Total Return (without deduction
   of sales load)..............................................      10.89%      6.35%      23.11%      (5.45%)
Ratios/Supplemental Data:
Net assets, end of period
   (000's omitted).............................................    $14,994    $14,607      $8,686      $2,990
Ratios to average net assets:
   Expenses##..................................................       0.79%**    0.61%**     0.60%       0.60%
   Net investment income.......................................       7.06%      7.34%       7.57%       6.74%
Portfolio turnover.............................................      34.52%     44.46%      84.74%      93.73%


---------------------------------------------------------------------------------------------------------------------------

# Effective August 15, 1994, the investment adviser changed, to Lebenthal Asset Management, Inc.
## If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 2.57%, 3.20%, 4.13%, and 4.83% for the periods ended November 30, 1997, 1996, 1995, and 1994, respectively, for the New Jersey Bond Fund; and 1.42%, 1.63%, 2.59%, and 3.60% for the periods ended November 30, 1997, 1996, 1995, and 1994, respectively, for the Taxable Bond Fund.
*  Fund commenced operations on December 1, 1993.
** Includes fees paid indirectly of 0.02% and 0.01% for the New Jersey Bond Fund and the Taxable Bond Fund, respectively

INVESTMENT OBJECTIVES,
POLICIES AND RISKS

The Fund is an open-end, management investment company comprised of two non-diversified portfolios, the New York Portfolio and the New Jersey Portfolio, and one diversified portfolio, the Taxable Portfolio. The New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio are sometimes referred to herein as the "Portfolios" or the "Portfolio."

The following outlines the investment objectives, policies and risks of each of the Portfolios. The investment objectives and policies described in this section are fundamental and may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

The New York and The New Jersey Portfolios. The New York and the New Jersey Portfolios are non-diversified municipal bond funds whose investment objective is to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. Each of the Portfolios is subject to market risk. There can be no assurance that the Portfolios' investment objective will be achieved.

The New York and New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt securities issued by or on behalf of the States of New York and New Jersey, respectively, and other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios invest is expected to be 15 to 25 years. Securities with longer maturities are more likely to lead to a greater degree of market fluctuations in the value of such securities than do securities with shorter maturities. The New York and New Jersey Portfolios attempt to invest 100%, and as a matter of fundamental policy, invest at least 80% of the value of their net assets in securities the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from the personal income taxes of New York State and New York City ("New York Municipal Obligations") and from New Jersey gross income tax ("New Jersey Municipal Obligations"), respectively, with remaining maturities of one year or more. The New York and New Jersey Portfolios may also invest up to 20% of the value of their net assets in tax-exempt securities of issuers outside New York State and the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and personal income taxes of either State. The New York and New Jersey Portfolios also reserve the right to invest up to 20% of the value of their net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative mini-mum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes); Standard & Poor's Rating Services, a division of The McGraw Hill Companies ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and variable and floating demand notes; A-1, A-2, A-3, B for commercial paper); or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated tax-exempt securities of similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears in the SAI under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in Appendix A to the SAI. The New York and New
Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable credit quality.

In unusual circumstances during adverse market conditions, as determined by Lebenthal Asset Management, Inc., the Portfolios' investment manager ( the "Manager"), the New York and New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and in taxable fixed-income securities, the interest on which is subject to regular Federal, state and local income tax. Such circumstances include the pending investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

The New York Portfolio may also purchase Municipal Obligations consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the SAI.

The New York and New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see the SAI.

The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objective is to maximize income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. The Portfolio is subject to market risk. There can be no assurance that the Taxable Portfolio's investment objectives will be achieved.

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade securities issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio invests is currently expected to be over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includible in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Taxable Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Municipal Obligations.

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2 for notes; A, A-1 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade based upon the

Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears in the SAI under the heading "Description of the Portfolio's Investment Securities." A description of the credit ratings is contained in Appendix A to the SAI. The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable credit quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may also invest in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; tax-exempt securities; highly-rated corporate debt securities (rated AA or better by S&P, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments, or the 50 largest foreign banks in (terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolios--Generally. Each Portfolio may also purchase municipal leases which may be considered illiquid securities. Investments by each Portfolio in illiquid securities will not exceed 15% of the Portfolio's net assets. At this time, each Portfolio does not have a current intention of investing more than 5% of its net assets in municipal leases which are deemed to be illiquid. In the event a Portfolio invests more than 5% of its net assets in municipal leases, the Board of Directors must consider certain factors in determining the liquidity and proper valuations of these obligations. For further information, see the SAI.

Each Portfolio may purchase floating rate and variable rate put option securities including participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains a separate account with the custodian, with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments. For further information, see the SAI.

When each Portfolio purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same-day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in the Portfolio. For further information, see the SAI.

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio and which may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund's shares that would be affected by such a change. Each Portfolio is subject to further investment restrictions, which are set forth in the SAI.
Each Portfolio may not:

1 Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets the Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

2 Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, and only to secure borrowings for temporary or emergency purposes.

3 Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolio will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days or securities that are not readily marketable.

4 Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of New York Municipal Obligations with respect to the New York Portfolio and New Jersey Obligations with respect to the New Jersey Portfolio, and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

5 Invest in securities of other investment companies, except that the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by Section 12(d) of the Act.

Purchases and sales are made for each Portfolio whenever necessary, in the Manager's opinion, to meet each Portfolio's objectives. For the fiscal year ended November 30, 1997, the annual portfolio turnover rate was 60.80%, 57.19% and 34.52% for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, respectively. Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.

As non-diversified investment companies, the New York and New Jersey Portfolios are not subject to any statutory restriction under the 1940 Act with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. For a discussion of these risk factors, see "Risk Considerations" herein and in the

SAI. The New York and New Jersey Portfolios intend to maintain qualification as a "regulated investment company" under Subchapter M of the Code. The New York and New Jersey Portfolios will be restricted in that, at the close of each quarter of the taxable year, at least 50% of the value of each of their total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the New York and New Jersey Portfolios, and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the New York and New Jersey Portfolios' total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Taxable Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Taxable Portfolio and may be changed only with the approval of the holders of a majority of the Taxable Portfolio's outstanding shares.

Risks--Generally. Investors should consider the greater risk of the Portfolios' concentration versus the safety that comes with a less concentrated investment portfolio. The Fund intends that the New York Portfolio be concentrated in New York Municipal Obligations, the New Jersey Portfolio be concentrated in New Jersey Municipal Obligations and the Taxable Portfolio consist primarily of Taxable Municipal Obligations (each as defined below). Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey and other issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Summaries of special risk factors affecting the States of New York and New Jersey are set forth under "New York Risk Factors" and "New Jersey Risk Factors" herein and the SAI. A summary of special risk factors affecting Taxable Municipal Obligations is set forth under "Investment Objectives, Policies and Risks" herein and the SAI.

New York Risk Factors. The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Investment in the New York Portfolio should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the SAI.

This summary is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. For a more complete description of these risk fac-tors, see "New York Risk Factors" in the Statement of Additional Information.

The City's general obligation bonds are rated A3 by Moody's. S&P has rated the City's general obligation bonds BBB+. Fitch has rated them A-. Such ratings reflect only the view of Moody's, S&P and Fitch, from which an explanation of the significance of such ratings may be obtained. The State's general obligation long-term indebtedness and outstanding limited liability lease purchase and contractual obligations are rated A2 and A3, respectively, by Moody's. S&P has rated the State's general obligation bonds A. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which have required and continue to require significant financial assistance from the State. Over the long term, the State and the City face serious potential economic problems. The State has long been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases, involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined State-local tax burden, which is among the highest in the United States. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties. Recently, attempts have been made to bring the rate of growth in the public sector in the State in line with slower expansion in the private economy. Prior to those efforts, annual increases in expenditures at both the State and local levels exceeded the increases in revenues generated by economic growth and were therefore financed in part through discretionary tax increases at both levels of government.

The burdens of State and local taxation, in combination with a number of other causes of regional economic dislocation, may have contributed to the decision of businesses and individuals to relocate outside, or not locate within, the State. The State undertook a series of tax reductions and other programs which are intended both to limit expansion in the public sector and to encourage expansion in the private sector in order to make possible a reversal of these trends. However, no immediate reversal of the erosion of the State's economic position relative to the nation as a whole has been projected.

The effect of inflation on costs and the State's tax reduction program, the possible failure to receive Federal funds in expected amounts, especially in light of the cost of the proposed State assumption of the local share of Medicaid costs, and anticipated weakness in the State and Federal economies may make realization of balanced State budgets in future years more difficult than in recent years.

New Jersey Risk Factors. The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Investment in the Portfolio should be made with an understanding of the risks which an investment in New Jersey Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the

Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio, and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the Statement of Additional Information.

This summary is included for the purpose of providing a general description of the credit and financial conditions of the State of New Jersey. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the Statement of Additional Information.

The combination of the northeast region's cyclical adjustment and the national recession which officially began in July 1990 (according to the National Bureau of Economic Research) adversely affected the growth of New Jersey's economy. New Jersey experienced decline in its construction and manufacturing sectors and an overall increase in its rate of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Although employment growth in New Jersey has occurred in a variety of employment sectors, business services and trade sectors have been the greatest generators of growth, while manufacturing jobs continued to trend downward, although at a more moderate pace. Other evidence of New Jersey's improving economy can be found in increased home-building above the depressed levels of 1990 through 1992 and rising consumer spending.

New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all moneys for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the total amount of appropriations for the fiscal year exceeds the total revenue anticipated for that fiscal year. The State's current Fiscal Year ends June 30, 1998.

The primary method for State financing of capital projects is the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 1997 was $3.437 billion. Other State-related obligations, including lease financings, "moral" obligations, State-supported school district bonds and bonds subject to State contracts or guarantees, amounted to $9.056 billion as of June 30, 1997.

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division. The accounts of each local unit must be independently audited by a registered municipal accountant.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other State or Federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit for each of the three most recent years.

Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 requires certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six-month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

New Jersey's school districts  operate under the same  comprehensive  review and regulation as its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000, the debt limit is 6% of the aforesaid average equalized valuation.

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. Rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.). The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

Risks Relating to Year 2000 Issue. Many existing computer programs were designed and developed without considering the impact of the upcoming change in the century. The problem exists when a computer program uses only two digits to identify a year in the date field. Extensive problems can result to a company's business, requiring substantial resources to remedy. The Fund believes that the "Year 2000" problem will be material to its investments. Although the Fund and its Manager and Administrator are addressing the problem with respect to their own business operations, there can be no assurance that the "Year 2000" problem will be properly or timely resolved, which could have a material adverse effect on the Fund's results of operations and, in turn, cash available for distribution.


MANAGEMENT OF THE FUND

The Manager. The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, Inc. to serve as Manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at 120 Broadway, New York, New York 10271-0005, is a wholly-owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Director of the Manager, is a controlling person of the Manager. The Manager was at November 30, 1997 manager, adviser or supervisor of assets aggregating in excess of $199 million. Mr. Gammon is primarily responsible for the day-to-day management, of the Fund's portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 25 years experience in municipal bond portfolio management. From March 1984 to July 1993, Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun

Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and is available, without charge, upon request.

Pursuant to the Management Contracts the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million plus
 .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.

The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates. Due to the services performed by the Manager and the Administrator, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The SAI contains general background information regarding each Director and principal officer of the Fund.

The Administrator. The Administrator for each Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement with each Portfolio, the Administrator provides all administrative services reasonably necessary for the Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. These services include the day-to-day administration of matters related to the operation of the Portfolios, such as maintenance of their records, preparation of reports, compliance testing of the Portfolios' activities, and supervision of the performance of accounting services and calculation of net asset value and yield by Investors Fiduciary Trust Company, the Portfolios' accounting agent. The personnel rendering such services may be employees of the Administrator or its affiliates. Because of the services rendered to the Portfolios by the Administrator and the Manager, the Portfolios themselves may not require any employees other than their officers, none of whom receive compensation from the Portfolio.

For the services rendered to each Portfolio by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to .08% per annum of the average daily net assets of each of the Portfolios up to $125 million, .06% per annum of such assets of each of the Portfolios of the next $125 million and .04% per annum of such assets in excess of $100 million. There is a minimum annual fee payable of $165,000.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income daily (excluding capital gains and losses, if any, and amortization of market discount) and pays dividends on the tenth day of each month or, if the tenth day is not a Fund Business Day, on the preceding Fund Business Day. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually in accordance with the Code, as amended, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash or can be deposited into one or more of the Fund's other Portfolios. Shareholders will be permitted to elect the payment option of their choice on the subscription form for share purchases.


HOW TO PURCHASE AND REDEEM SHARES

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. (See "Investments Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly or through a Lebenthal & Co., Inc. brokerage account. (See "Direct Purchase and Redemption Procedures" herein.) The minimum initial investment for all investors in the Portfolio is $1,000. Initial investments may be made in any amount in excess of the applicable minimum. The minimum amount for subsequent investments is $100. The maximum purchase for Class B shares is $250,000.

Alternative Sales Arrangements. An investor who purchases Class A Shares may pay an initial sales charge at the time of purchase. An investor who purchases Class B Shares does not pay such an initial sales charge but may be subject to paying a contingent deferred sales charge ("CDSC") when shares are redeemed. Certain purchases, of Class A Shares only, may be eligible for reduced sales charges, as described below.

The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge might consider Class B Shares. For more information about these sales arrangements, consult your broker or investment consultant or the Distributor. Shares of one Portfolio may be exchanged only for shares of the same class of another portfolio of the Fund. See "Exchange Privilege."


Class A Shares

The price paid for Class A Shares of the Fund is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.

Sales loads for the Class A Shares are determined in accordance with the following sales load schedule:

`                                              Dealer
                              Sales Charge   Discount
                                 as % of      as % of
    Amount of       Sales      Net Amount    Offering
    Purchase        Load        Invested       Price
Less than
   $50,000.....     4.50%         4.71%        4.25%
$50,000 up to
   $99,999.....     4.00%         4.17%        3.75%
$100,000 up to
   $249,999....     3.50%         3.63%        3.25%
$250,000 up to
   $499,999....     2.75%         2.83%        2.50%
$500,000 up to
   $999,999....     2.00%         2.04%        1.75%
$1,000,000
   and over....     None          None         .25%

Class B Shares

Class B Shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B Shares also bear a higher 12b-1 fee than Class A Shares. Class B shares automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of Class B Shares, see the Statement of Additional Information. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B Shares will have a higher expense ratio and pay lower dividends than Class A Shares because of the higher 12b-1 fee and other related expenses.

Class B Shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The CDSC for the Class B Shares are determined in accordance with the following schedule:

                               Contingent Deferred
      Period Shares Held          Sales Charge
      0 through 11 months              5%
     12 through 23 months              4%
     24 through 47 months              3%
     48 through 59 months              2%
     60 through 71 months              1%
     72 months and longer              0%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

In addition, the New York Portfolio may sell shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.


REDUCTION OR ELIMINATION OF
SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in Shares of the Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are also available to investors making sufficient additional purchases of Portfolio Class A Shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares of the Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of Class A shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.

Unit  Investment  Trusts.  Unit  holders of any unit  investment  trust who hold
certificates   of  such  trusts  in  a  Lebenthal  &  Co.   account  may  invest
distributions received from such unit investment trusts in Shares of the Portfolio at no sales load or CDSC. Unit holders of the Empire State Municipal Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal & Co., Inc. may elect to invest distributions received from such unit investment trusts in shares of the Portfolio at no sales load regardless of where such certificates are actually held. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors. The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived for such purchases.

Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A Shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Mutual Funds. Shareholders of any open-end, load, management investment company can utilize the redemption or sales proceeds from the redemption or sale of such shares to purchase Shares of the Portfolio at no sales load or CDSC for a period of 12 months from the date of this Prospectus. Investment of the redemption or sales proceeds in shares of the Portfolio must occur within 60 calendar days from the date of redemption or sale.

Investors 35 Years of Age or Younger. Investors purchasing their Shares through Lebenthal & Co., Inc., and who are 35 years of age or younger, will be offered a 0.50% discount off the applicable sales load or CDSC set forth in the preceding

Shares sales load schedules for single investments of at least $1,000. For example, an investor purchasing Class A Shares in the amount of $10,000 will be charged a reduced sales load of 4.00% and an investor purchasing shares in the amount of $100,000 will be charged a reduced sales load of 3.00% and an investor purchasing Class B Shares in those amounts that sells those shares within one year of purchase will be subject to a CDSC of 4.5% and 5%, respectively. The reduction of a sales load reflects the Fund's interest in offering a savings vehicle for investors in this age bracket. The reduction in sales charge will be in effect until the day prior to the investor's 36th birthday.

IRA Account Holders. Investors holding individual retirement accounts ("IRAs"), either directly or through a custodian, with Lebenthal & Co., Inc. may elect to reinvest the interest earned on securities in these accounts in Shares of the Taxable Portfolio at net asset value, without an initial sales charge. The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived. In addition, for those individuals who wish to purchase shares of the Taxable Portfolio in an IRA, the Fund offers an IRA plan through State Street Bank & Trust Company at full sales load but with no minimum investment and an annual custodial fee of $12.

Financial Planners. Investors purchasing their Shares through certain financial planners and intermediaries that assess a charge and have accounts with such clients will not be charged an initial sales load or CDSC. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Employees of the Distributor and Participating Organizations. Employees (and their immediate families) of Lebenthal & Co., Inc. or any Participating Organization may purchase Shares of the Portfolio at no initial sales load or CDSC. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Lebenthal Account Holders. Investors holding any security in a Lebenthal & Co. account including, but not limited to, municipal bonds and equity securities may elect to invest interest, dividends and distributions earned on such securities in Shares of the Fund at net asset value (i.e. without the imposition of an initial sales load or CDSC). The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived for such purchases.


SALES AND REDEMPTIONS

The Fund sells and redeems its shares on a continuing basis based on their net asset value and does not impose a charge for redemptions. The Class B Shares of the New York Portfolio may charge a CDSC on early redemptions from this Portfolio. All transactions in Fund shares are effected through State Street Bank & Trust Company, the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from the Distributor.

Orders received as of the earlier of 4:00 p.m., New York City time, or the close of business of the NYSE on any Fund Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. The Class B Shares of the New York Portfolio may charge a CDSC on early redemptions from this Portfolio. Unless other instructions are given in proper form to the Fund as transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a Lebenthal & Co., Inc., brokerage account, redemption proceeds will be credited to their brokerage account.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption orders received before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day will be executed at the net asset value per share determined on that day. Redemption of the Class B Shares of the New York Portfolio may be subject to a CDSC as stated above. Redemption orders received after such time will be executed at the net asset value determined on the following Fund Business Day. Fund shares continue to receive dividends through the day of redemption. Normally redemption proceeds will be paid within seven days.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $1,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $1,000.

The redemption of shares may result in the Investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Direct Purchase and Redemption Procedures. The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly or through a brokerage account maintained at Lebenthal & Co., Inc. and not through Participating Organizations. These investors may obtain a current prospectus and Lebenthal & Co., Inc. account application necessary to open an account by telephoning Lebenthal & Co., Inc. at the following numbers:

Within New York City(212) 425-6116
Outside New York City (toll free)(800) 221-5822

Initial Purchases of Shares. Checks are accepted subject to collection at full value in United States currency.

Mail: To purchase shares of the Fund, send a check made payable to "Lebenthal & Co., Inc., Agent" including the Lebenthal account number __ __ __ __ __ __ to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005

Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first telephone the Fund at (212) 425-6116 to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:



    Chase Manhattan Bank
    ABA23 021-000021
    f/a/o Donaldson, Lufkin & Jenrette Securities
      Corp.
    Pershing Division
    Acct# 930-1-032992
    For Lebenthal Funds, Inc.
    Lebenthal ________ Municipal Bond Fund
    A/C Name__________________
    Lebenthal A/C # __ __ __ __ __ __

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

Subsequent Purchases of Shares. Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

   Lebenthal Funds, Inc.
   Lebenthal ________ Municipal Bond Fund
   120 Broadway
   New York, New York 10271-0005

The minimum amount for subsequent purchases of shares is $100. All payments should clearly indicate the shareholder's account number.

Redemption of Shares. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment.

Written Requests. Shareholders may make a redemption in any amount by sending a written request addressed to:

   Lebenthal Funds, Inc.
   Lebenthal ________ Municipal Bond Fund
   c/o Lebenthal & Co., Inc.
   120 Broadway
   New York, New York 10271-0005

All requests for redemption should clearly indicate the Lebenthal account number __ __ __ __ __. Normally the redemption proceeds are credited to the shareholder's Lebenthal brokerage account.

Investment through Participating Organizations. Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Partic-ipating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund as transfer agent a purchase or redemption order.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers accounts. Participating Organizations may also send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Manager's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Manager's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the names of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on a Fund Business Day, will be executed on that day. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

The following purchase and redemption procedures now apply to Participant Investors who wish to invest in the Fund through the Participating Organizations with which they have accounts. Participant Investors should refer to the general procedures applicable to direct investors contained in this prospectus. Requests for assistance or additional information should be directed to the Fund at (800) 828-3246.

Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, Participant Investors should instruct a member commercial bank to wire their money immediately to:

   State Street Bank & Trust Co.

   ABA26 01100028 For Credit to Account
     99051971
   FAO: [          ]/Lebenthal Funds Inc.
   Lebenthal__________Municipal Bond Fund
   A/C Name____________________


   Lebenthal A/C 27____________

Purchase By Check: For Participant Investors subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

   Lebenthal Funds Inc.
   Lebenthal__________Municipal Bond Fund
   P.O. Box 419722
   Kansas City, MO 64141-9722

Systematic Investment Plan. Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $100 or more automatically, on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $1,000. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account ($100 per month minimum). The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than through investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or Distributor.

Systematic Withdrawal Plan. Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. TO THE EXTENT THAT THE REDEMPTIONS TO MAKE PLAN PAYMENTS EXCEED THE NUMBER OF SHARES PURCHASED THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, THE REDEMPTIONS REDUCE THE NUMBER OF SHARES PURCHASED ON ORIGINAL INVESTMENT, AND MAY ULTIMATELY LIQUIDATE A SHAREHOLDER'S INVESTMENT. A SHAREHOLDER MAY RECOGNIZE A GAIN OR A LOSS UPON REDEMPTION OF SHARES TO THE EXTENT THE AMOUNT RECEIVED UPON REDEMPTION EXCEEDS OR IS LESS THAN HIS BASIS IN THE SHARES REDEEMED. This election is only available to investors who at time of election own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.


EXCHANGE PRIVILEGE

Shareholders of each Portfolio are entitled to exchange some or all of their shares in the same class of shares for shares in any of the Fund's portfolios:
Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Bond Fund or Lebenthal Taxable Municipal Bond Fund. In the future, the exchange privilege program may be extended to other investment companies managed by Lebenthal & Co., Inc. The Class B Shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made. Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. An additional Prospectus may be obtained by contacting Lebenthal Funds, Inc. at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

   Lebenthal Funds, Inc.
   Lebenthal ________ Municipal Bond Fund
   c/o Lebenthal & Co., Inc.
   120 Broadway
   New York, New York 10271-0005

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Dollar Cost Averaging Program. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly, from one of their accounts through Lebenthal & Co., Inc. into one or more of the Class A Shares of the Lebenthal Fund portfolios. The account from which exchanges are to be made must have a value of at least $10,000 when a shareholder elects to begin this program, and the exchange minimum is $100 per transaction. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were purchased directly on dates other than the date specified in the program. There is no charge for entering the Dollar Cost Averaging program, and exchanges made pursuant to this program are not subject to an exchange fee. Sales charges may apply, as described under the caption "How to Purchase and Redeem Shares."

Telephone Exchanges and Redemptions. Arrangements have been made for the acceptance of instructions by telephone to exchange or
redeem   shares   in   book-entry   form   if   certain   preauthorizations   or
indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided, however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or Distributor.

Shareholders holding shares in book-entry form may redeem their shares by telephoning the transfer agent prior to 4:00 p.m. Eastern time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.


DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Portfolio (the "Plan") and, pursuant to the Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement and the New Jersey and Taxable Portfolios and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

The New York Portfolio. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from each of the Class A and Class B Shares of the Portfolio a service fee equal to .25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the New York Portfolio. The Class B Shares of the New York Portfolio also pay the Distributor an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B Shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B Shares of this Portfolio. The fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B Shares of the New York Portfolio may not exceed 1.00% per annum.

The Plan and the Distribution Agreement provide that, in addition to the Asset Based Sales Charge described above (with respect to the Class B shares only) and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. With respect to the Class B shares only the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement and the Management Contract in effect for that year.

The New Jersey Portfolio and The Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and Taxable Portfolios a fee equal to .25% per annum of the Portfolios' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) shareholder servicing and maintenance of shareholder accounts and (ii) for payments to participating organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and Taxable Portfolios.

Under the Distribution Agreements, the Distributor, as agent for the New Jersey and Taxable Portfolios, will solicit orders for the purchase of the New Jersey and Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and Taxable Portfolios' shares in an amount not to exceed .10% per annum of each of the New Jersey and Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and Taxable Portfolios will pay for
(i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of each of the New Jersey and Taxable Portfolio's average daily net assets.

The Plans and the Management Contracts provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and Taxable Portfolios; to compensate certain Participating Organizations for providing assistance in distributing the Portfolios' shares; to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which the New Jersey and Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreements or the Management Contracts in effect for that year.


FEDERAL INCOME TAXES

The New York Portfolio and the New Jersey Portfolio have elected to qualify under the Code as regulated investment companies that distribute "exempt-interest dividends" as defined in the Code. The Taxable Portfolio has also elected to qualify as a regulated investment company, but will distribute taxable, not tax-exempt, dividends. The policy of each Portfolio is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions (in the case of the New York and New Jersey Portfolios), and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include, as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C corporations will be subject to a tax on "passive investment income," including tax-exempt interest.

With respect to variable rate demand instruments, including participation certificates herein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on such underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, and could reach a conclusion different from that reached by counsel.
(See "Federal Income Taxes" in the SAI.)

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on Municipal Obligations in accordance with Section 103 of the Code.


NEW YORK INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise or income tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the New York Portfolio in their own states and localities.


NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company regis-
tered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and (2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items (which cash items shall include receivables) in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax Advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.


DESCRIPTION OF COMMON STOCK

The Fund was incorporated in Maryland on August 17, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series. One of such series, the New York Portfolio, is also divided into two classes of shares, the Class A Shares and the Class B Shares. Shares of all series or classes will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of February 28, 1998, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of each of the Portfolios.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the

Board of Directors. The Fund does not issue certificates evidencing Fund shares.


GENERAL INFORMATION

The Fund is registered with the SEC as an open-end, management investment company. The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the directors may consider necessary or desirable. Each director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such director or of a successor to such director, and until the election and qualification of his or her successor, elected at such a meeting, or until such director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the SEC, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the SEC and copies thereof may be obtained upon payment of certain duplicating fees.


FUND PERFORMANCE

Each Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders. Each Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. CDSCs, in the case of the Class B Shares, are reflected in the calculation of the New York Portfolio's performance information.

The formula for total return used by each Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.

Each Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. CDSCs, in the case of the Class B Shares, are reflected in the calculation of the New York Portfolio's performance information. The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.

The New York Portfolio may also advertise a tax equivalent yield for residents of the State of New York wherein all or substantially all of the Portfolio's dividends are not subject to New York income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New York investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the Portfolio would have produced.

The New Jersey Portfolio may also advertise a tax equivalent yield for residents of the State of New Jersey wherein all or substantially all of the New Jersey Portfolio's dividends are not subject to New Jersey gross income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New Jersey investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the New Jersey Portfolio would have produced.

Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.


NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the earlier of 4:00 p.m., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market
transactions  in  comparable   securities  and  various   relationships  between
securities, in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or by similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND AGENT

Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105-1716, is custodian for the Fund's cash and securities. The Fund's custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to provide personnel and facilities to perform transfer agency related services for the Fund.

                             MORE INFORMATION ON THE
                                MUNICIPAL MARKET

         Individuals considering an investment in the Fund should be aware that the municipal securities market is "large, dynamic, and increasingly complex," to quote an SEC Staff Report. Many diverse factors affect the yield, security, and suitability of one's investment in the Fund. Among them:

         Municipal Bonds raise money for public works. These are the indispensable roads, sewers, schools, subways, airports, public buildings and facilities--"Built-by-Bonds"--that provide the physical infrastructure for communal life and the underpinnings for long range economic development of the community.

         A Municipal Bond is evidence of collective debt. It shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. And that interest is free of federal income tax and free in most states where issued from state and local taxes in that state.

         Investors are willing to lend, issuers are able to borrow at lower rates of interest in the tax free bond market. Exemption from taxes reduces the interest rate local governments must pay on their debt, because investors are willing to accept a lower rate of interest on tax exempt debt than on taxable debt. PSA, The Bond Market Trade Association, has estimated that the saving in borrowing costs on $970 billion of Municipal Bonds issued between 1993 and 1997 will add up to $295 billion by the year 2010, versus what it would have cost the states, their political subdivisions, agencies, and authorities to borrow at prevailing corporate interest rates.

         Individuals investing their savings in municipal securities help improve the rate of savings and investment in America. Economists believe that the root of such economic ills as deficits, imbalance of payments, poor productivity and crumbling infrastructure lies in the sharp decline in the nation's savings rate in the 1980s and 1990s. Saving is the seedcorn of an economy. You plant it. It grows. Through the lending/borrowing process your savings are converted into factories, housing, roads, airports--productive investments that create jobs and real wealth. All investment--public, private, municipal, corporate--begins with savings. In advertising municipal securities as the "workhorse of investments," Lebenthal & Co., Inc. is alluding to municipal securities as a tool both for building one's own future and for digging roads, building schools, laying sewers, producing power, providing housing, putting up hospitals, moving commuters, paving runways, boring tunnels and rebuilding a more productive America.

         Tax exempt securities are owned primarily by individuals. There are approximately $1.3 trillion of Municipal Bonds outstanding, approximately 73.5% of them owned by individual investors, either through the direct purchase of individual bonds or through their ownership of shares in mutual funds like the Lebenthal Municipal Bond Funds. According to the Internal Revenue Service, 5 million (4.2% out of 118.2 million tax returns) reported receiving $48.5 billion of tax exempt income in 1995. Filers with adjusted gross incomes of less than $100,000 accounted for 74% of all filers reporting tax exempt income and 45% of all tax exempt income reported. The municipal securities market is dominated by the individual investor. Households are the largest holders of municipal debt. For the long term saving goals of a great and growing number of individuals and families, tax exempt securities are a viable alternative to taxable savings instruments.

         Comparing a tax free return to a taxable return is only one test of suitability. From time to time, the Fund will show how much taxable investments, such as bank CDs, would have to yield for the after-tax return to equal yields in the tax free bond market. Tax free to taxable yield comparisons are made on the basis of arithmetic alone and do not take into account significant differences of security, liquidity, and suitability that may exist between the instruments being compared. For example, bank CDs are federally insured. And there is a penalty, but no market risk, for early redemption, whereas the resale value of Fund shares will rise or fall with changes in interest rates in general or with changes in the creditworthiness of the underlying bonds in the Fund portfolio.

         There is "market risk" in selling before maturity. The words "safe," "safety," and "secure" as used in bonds apply to creditworthiness: the assuredness of receiving your interest right along and getting your principal back at the end. But anyone considering an investment in municipal securities must accept market fluctuation--and possible loss in resale value before maturity--as facts of life. This is because the resale value of a fixed income security will adjust to changing interest rates and the yields available from comparable new issues in the market. As a rule of thumb, generally if interest rates are higher when you go to sell than they were when you bought your bond, you will get less than you paid. ("Yields up, price down.") Also generally, if interest rates are lower when you sell than when you bought, you will make money. ("Yields down, price up.")

         There are two broad categories of creditworthiness: general obligation bonds and revenue bonds. General obligations are secured by tax collections, revenue bonds by earnings. When a bond is secured by the power of a governmental issuer to levy taxes on real estate without limitation as to rate or amount, and when the issuer pledges all its resources to pay principal and interest, the bond is said to be a full faith and credit general obligation. The laws governing the issuance of general obligation bonds intend for the bondholder to be paid in full and on time. And such bonds have earned for all Municipal Bonds their reputation for safety. There is another type of Municipal Bond--the revenue bond. As the name implies, revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees--that is by earnings of the project so financed. Their strength is the commercial viability of the project and power of the issuer to levy user charges. Tax collections or earnings--they are both cashflow. And cashflow is the collateral behind municipal securities.

         Municipal securities are creatures of law. They depend on law. They must conform to statutory requirements, the most desirable of which is that the people voted for the issue. The issuer must not exceed the legal debt limit, and every law governing the birth of a bond must be carefully followed when a municipality is borrowing money. All this must be attested to by the legal opinion of reputable and recognized attorneys specializing in municipal law.

         There are over one million combinations of issuer, issue, interest rate, and maturity to choose from. Moody's Investors Service puts out a 19-pound, three-volume manual, rating 16,472 states and local entities whose bonds are in the hands of the public. An issuer generally has more than one issue of bonds outstanding. And each issue is like many in one, made up of "maturities"--blocks of bonds that come due in staggered years from now to the year 2028 and longer. The possible combinations provide flexibility in tailoring a Municipal Bond portfolio to the needs of the individual--or, for some people--result in the decision to buy a fund of bonds and let the fund manager do the picking and choosing.

         Boiling choice down to four investment decisions. Before recommending specific municipal securities, an investment adviser does some digging. Are you likely to jump in and out of your bonds? Do you really need the income now? When do you plan to retire? What about heirs? How much is the peace and comfort of a triple-A rating worth to you in cold cash? Are you investing for children's education? Are you using municipals to build up an estate? Are you living on the interest and leaving your principal to your survivors? Should you reduce your estate and your estate taxes through an orderly invasion of your capital? These personal characteristics and financial objectives translate into the four basic investment decisions: (1) long versus short; (2) high coupon rate versus low or even zero coupon rate; (3) rating versus yield; and (4) individual bonds versus packages of bonds, like unit investment trusts or mutual funds.

         Individual Municipal Bonds have a fixed maturity. A mutual fund of Municipal Bonds does not. A Municipal Bond is a contract for the future delivery of money--a fixed sum at a definite date in the future. Like any fixed income security, individual bonds fluctuate in market value with interest rates and changing market conditions. But hold your bond to maturity, cash it in at the end, and you are promised getting back full face value--in 2, 5, 10, 30 years--whatever the due date engraved on the books of the issuer. On the other hand, the bonds in a fund portfolio are candidates for buy, sell, and hold every day. The Lebenthal New York Municipal Bond Fund is nominally a portfolio of long term bonds. But a 30-year bond in the portfolio may have an effective "maturity" no longer than the number of days, weeks, months; the Adviser decides to hold it in the portfolio. The Adviser does not sit there waiting for bonds in the portfolio to mature. He or she trades them in and out of the Fund portfolio opportunistically, seeking to maximize tax free income consistent with the preservation of capital, and to take gains, or, in falling markets, to minimize losses. There can be no guarantee of any level of Fund performance. And in selling their shares which fluctuate, shareholders may make money or lose money, depending on when they bought their shares, market conditions, and Fund performance.

         Your own needs determine which is better for you. The buyer of individual bonds targets a maturity, is quoted a yield to that maturity, and the price the buyer pays locks in that return to maturity. If the buyer holds to maturity, fluctuating interest rates and changing prices in the resale market prior to maturity are not a factor in the yield to maturity. Between getting interest right along and cashing in the bond for full face value at the end, the individual bond buyer winds up with the yield to maturity originally bargained for.
         In a mutual fund, the shareholder seeks a higher total return than might be currently available in the targeted maturity, fixed yield-to-maturity market -- as a result of reinvestment of dividends, interest being earned on interest, and portfolio management, i.e. active bond trading in the Fund portfolio. There can be no assurance of a particular Fund yield, because the bonds in the portfolio change. They are being added to, disposed of and replaced with other bonds, when the portfolio manager sees an opportunity to realize gains, or, in a declining market, minimize losses. Nor can there be any guarantee the Fund will achieve its objectives. When you sell your shares you may get more for them than you paid. You may get less. It depends on current market conditions, whether interest rates are higher or lower than when you bought your shares, and the ability of Management to anticipate markets and know when to buy, sell, or hold.

         An open end fund for open end savings goals. If you know you are going to need your money for a specific purpose on a specific date in the future, buy a fixed income security and target the maturity date. On the other hand, the Lebenthal New York Municipal Bond Fund is for more general open-ended objectives like building up an estate or saving for retirement. The Fund can pay out interest every month, free of New York and regular federal income tax. Or, it can reinvest your monthly interest in additional Fund shares...so your interest earns interest...and each month that interest earns still more tax free interest, and builds upon itself. Monthly income, or automatic reinvestment--the option is yours.

         The principle of "total return". With automatic reinvestment in the Lebenthal New York Municipal Bond Fund, you measure investment return by adding up the coupon interest from the underlying bonds in the Fund plus the value of that interest being reinvested in additional shares every month, plus (or minus) any ups (or downs) in the market value of your accumulating shares.

         Price down, yield up. In the infamous 1994 bond market decline, nothing was spared. Not individual bonds. Not the Lebenthal New York Municipal Bond Fund. But all is not lost when the market declines. Bond prices down means that bond yields are up. Buying new shares at the lower price is called "dollar cost averaging." The Fund takes your new money and invests it for you at higher rates. As for old bonds in the portfolio, the interest being spun off and reinvested right along now buys more Fund shares than if the price were higher. So that if, as, and when--and should the price go up again--you now have that many more shares to go along for the ride and move up in market value. As events have shown, compounding does not protect against fluctuating bond prices and losses in the resale value of your shares. A decline in the value of the underlying bonds in the Fund portfolio could more than offset the positive impact of any gains from compounding. But your thinking when you buy the Fund should be the philosophy of the long haul: dollar cost averaging, plus interest on interest, plus time, may conspire to build growth. If you invest when you have the funds, over the long haul you will hit some markets, you will miss some markets. Your bet is that time and regular investing will smooth out the bumps. No guarantee, just a fighting chance.

         Count The Shares, Give It Time. With automatic dividend reinvestment, every month your shares spin off new shares. And the next month those shares do the same thing. So the number of shares you own accumulates and builds.

         The accumulation of shares by itself is no guarantee of investment success. But it stands to reason that the more shares you have accumulated through reinvestment over time, the bigger the multiplier that will be working for you when you decide to sell.

         So, if you go into a fund and sign up for reinvestment for long term saving goals, don the mantle of the long term saver. When you get your statement every month showing current share value, count the growing number of shares you own, not just price. And give it time. Time is the soulmate of automatic reinvestment--and the best friend a long term saver's got.

                              LEBENTHAL FUNDS, INC.
                            LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

                                                  Sales                                                  Sales
     Aggregate Amount                             Load               Aggregate Amount                    Load
Lebenthal New York Municipal Bond Fund
/ /    $50,000.00 - $99,999.99                    4.00%       / /    $100,000.00 - $249,999.99           3.50%
/ /    $250,000.00 - $499,999.99                  2.75%       / /    $500,000.00 - $999,999.99           2.00%
/ /    $1,000,000.00 - $2,499,999.00              1.00%       / /    $2,500,000.00 or more                .50%
Lebenthal New Jersey Municipal Bond Fund
/ /    $50,000.00 - $99,999.99                    4.00%       / /    $100,000.00 - $249,999.99           3.50%
/ /    $250,000.00 - $499,999.99                  2.75%       / /    $500,000.00 - $999,999.99           2.00%
/ /    $1,000,000.00 - $2,499,999.00              1.00%       / /    $2,500,000.00 or more                .50%
Lebenthal Taxable Municipal Bond Fund
/ /    $50,000.00 - $99,999.99                    4.00%       / /    $100,000.00 - $249,999.99           3.50%
/ /    $250,000.00 - $499,999.99                  2.75%       / /    $500,000.00 - $999,999.99           2.00%
/ /    $1,000,000.00 - $2,499,999.00              1.00%       / /    $2,500,000.00 or more                .50%

I understand that purchases made within the last 90 days will be included as part of my intended investment. In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Lebenthal & Co., Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.

Lebenthal New York Municipal Bond Fund

---------------------------------   --------------------------------   -------------------------   ---------------
         Shareholder Name                 Authorized Signature              Account Number              Date

Lebenthal New Jersey Municipal Bond Fund
---------------------------------   --------------------------------   -------------------------   ---------------
         Shareholder Name                 Authorized Signature              Account Number              Date

Lebenthal Taxable Municipal Bond Fund

---------------------------------   --------------------------------   -------------------------   ---------------
         Shareholder Name                 Authorized Signature              Account Number              Date

                                TABLE OF CONTENTS
-------------------------------------------------------------------------------
Table of Fees and Expenses....................   3
Selected Financial Information................   5
Investment Objectives, Policies and Risks.....   8
New York Risk Factors.........................  13
New Jersey Risk Factors.......................  14
Management of the Fund........................  17
Dividends and Distributions...................  18
How to Purchase and Redeem Shares.............  19
Reductions or Eliminations of Sales Loads.....  20
Sales and Redemptions.........................  22
     Direct Purchase and Redemption Procedures  23
     Initial Purchases of Shares..............  24
          Mail................................  24
          Bank Wire...........................  24
     Subsequent Purchases of Shares...........  24
     Redemption of Shares.....................  24
          Written Requests....................  24
     Investments Through Participating
        Organizations.........................  24
          Bank Wire...........................  26
          Purchase By Check...................  26
Systematic Investment Plan....................  26
Systematic Withdrawal Plan....................  26
Exchange Privilege............................  27
Dollar Cost Averaging Program.................  27
Telephone Exchanges and Redemptions...........  27
Distribution and Service Plan.................  28
     The New York Portfolio...................  28
     The New Jersey Portfolio and
        The Taxable Portfolio.................  29
Federal Income Taxes..........................  30
New York Income Taxes.........................  31
New Jersey Income Taxes.......................  31
Description of Common Stock...................  32
General Information...........................  33
Fund Performance..............................  33
Net Asset Value...............................  34
Custodian, Transfer Agent and Dividend Agent..  35
More Information on the Municipal Market......  36
Lebenthal Funds, Inc. Letter of Intent........  43

Lebenthal New York,
New Jersey &
Taxable
Municipal
Bonds Funds

PROSPECTUS MARCH 31, 1998

Distributor & Shareholder Servicing Agent
     Lebenthal & Co., Inc.
     120 Broadway
     New York, New York 10271
     (212) 425-6116

Manager
     Lebenthal Asset Management, Inc.
     120 Broadway
     New York, New York 10271
     (212) 425-6116

Administrator
     State Street Bank & Trust
     225 Franklin Street
     Boston, Massachusetts 02110
     (617) 985-3000

                        120 BROADWAY, NEW YORK, NY 10271
                                 (212) 425-6116
                          OUTSIDE OF NYC 1-800-221-5822

LEBENTHAL
FUNDS, INC.
                                                120 BROADWAY, NEW YORK, NY 10271
                                                                    212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822

                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 31, 1998

This Statement of Additional Information, although not in itself a prospectus, expands upon and supplements the information contained in the current Prospectus of Lebenthal Funds, Inc. (the "Fund"). Lebenthal New York Municipal Bond Fund (the "New York Portfolio"), Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") and Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") (the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio together are referred to herein as the "Portfolio" or the "Portfolios"), dated March 31, 1998, and should be read in conjunction with the Prospectus. The Portfolios' Prospectus may be obtained from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.


The Portfolios and Their Objectives                         2
   Investment Objectives, Policies and
     Risks of the New York and New Jersey Portfolios        2
   Investment Objectives, Policies
     and Risks of the Taxable Portfolio                     3
Description of the Portfolios' Investment Securities        4
   Municipal Obligations                                    4
   Floating Rate and Variable Rate Securities               5
   When-Issued Securities                                   6
   Stand-by Commitments                                     6
   Taxable Securities                                       7
   Repurchase Agreements                                    7
New York Risk Factors                                       8
New Jersey Risk Factors                                    12
Investment Restrictions                                    23
Portfolio Transactions                                     24
How to Purchase and Redeem Shares                          24
Net Asset Value                                            25
Fund Performance                                           25
Manager                                                    27
Management of the Fund                                     29
Distribution and Service Plans                             30
Description of Common Stock                                32
Federal Income Taxes                                       33
New York Income Taxes                                      36
New Jersey Income Taxes                                    36
Custodian, Transfer Agent and Dividend Agent               36
Independent Auditor's Report                               36
Financial Statements                                       36
Description of Security Ratings and Notes                  37
Advertising Material                                       40
Tax Equivalent Yield Tables                                41



                                TABLE OF CONTENTS


THE PORTFOLIOS AND THEIR OBJECTIVES

The New York Portfolio and the New Jersey Portfolio are non-diversified portfolios, whereas the Taxable Portfolio is a diversified portfolio. The New York Portfolio currently offers two classes of shares to investors, the Class A Shares and the Class B Shares. The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the Investment Company Act of 1940 (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares.

The Fund  intends to  maintain  its  qualification  as a  "regulated  investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of the assets of each Portfolio must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Investment  Objectives,  Policies  and  Risks  of the New  York  and New  Jersey
Portfolios The New York and New Jersey Portfolios are each a municipal bond fund. The New York and New Jersey Portfolios' investment objective is to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes (the "New York Income Tax"), with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and New Jersey Portfolios' investment objective, policies and risks in the Prospectus. The New York and New Jersey Portfolios each provide tax free income that, when reinvested into additional shares of the New York and New Jersey Portfolios, respectively, provides investors growth by increasing the value of their total investment.

The New York and New Jersey Portfolios' assets will be invested primarily in long term investment grade tax-exempt securities issued by or on behalf of the State of New York with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio, and other states, Puerto Rico and other United States territories and possessions, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios will invest is 15-25 years. The New York and New Jersey Portfolios each attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities with remaining maturities of one year or more the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from New York State and New York City personal income taxes ("New York Municipal Obligations") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Obligations") with respect to the New Jersey Portfolio. The New York and New Jersey Portfolios may each also invest in tax-exempt securities of issuers outside New York State or the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears under the heading "Description of the New York and New Jersey Portfolios' Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings." The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Adviser, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may each assume a temporary defensive position in which the New York or New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in fixed-income securities, the interest on which is subject to regular Federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Obligations or New Jersey Municipal Obligations, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio
The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that this objective will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objective, policies and risks in the Prospectus.

The Taxable Portfolio's assets will be invested primarily in long term investment grade taxable securities issued by or on behalf of states and municipal governments, other United States territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper).

Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears under the heading "Description of the Taxable Portfolio's Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, tax-exempt securities; highly-rated corporate debt securities
(rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.


DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES

Municipal Obligations

(1) Municipal Bonds include long term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor, or credit enhancement issued in support of the obligation. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

   The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

   In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey
Portfolio is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds, and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal of and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, on the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation certificates in the IRB purchased by the Portfolios will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the Portfolio and provide a demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.

(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's; SP-1, SP-2 or SP-3 by S&P; or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein. (See "Investment Restrictions" herein.) Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase municipal leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and are subject to the 15% limitation of investments in illiquid securities set forth under "Investment Restrictions" herein. The Board of Directors may adopt guidelines and delegate to the Adviser or the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.

(5) Each Portfolio may also purchase any other Federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio, but the Adviser (as defined below) will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P or Fitch ratings systems (see "Description of Ratings" herein for an explanation of S&P, Moody and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.

Floating Rate and Variable Rate Securities
The Portfolios may purchase floating rate and variable rate put option securities, or participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable-rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York
Portfolio and the New Jersey Portfolio intend to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities
New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian banks. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments
When each Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio although it could sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio would not exceed 2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Adviser's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only if the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. Each Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by such Portfolio that were subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular Federal income taxes, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio would be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments would not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey Gross Income Tax.

Taxable Securities
Although the New York Portfolio and the New Jersey Portfolio will attempt to invest 100% of their net assets in tax-exempt Municipal Obligations, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of its net assets on a temporary basis, and the Money Fund may invest up to 20% of the value of its net assets, in securities of the kind described below, the interest income on which is subject to Federal and New Jersey income tax, as determined by the Manager that the Portfolio may assume a temporary defensive position due to adverse market conditions. The Taxable Portfolio will attempt to invest 100% and as a matter of fundamental policy invests at least 65% of its total assets in Taxable Municipal Obligations.

For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. (See "Federal Income Taxes.") For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Obligations as well as in the securities described in this paragraph.

Repurchase Agreements
Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian shall have possession of the collateral, which the

Fund's Board of Directors believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board of Directors believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. Each Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


NEW YORK RISK FACTORS

This summary is included for the purpose of providing a general description of New York State's (the "State") and New York City's (the "City") credit and financial condition. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.

State Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decision of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved during calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2001, with moderating job growth and wage increases.

For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial budget gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

Pursuant to the New York State Financial Emergency Act for the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects a surplus in the 1998 fiscal year (before discretionary transfers) and substantial budget gaps for each of the 1999, 2000 and 2001 fiscal years. This pattern of current year surplus and projected subsequent year budget gaps has been consistent through virtually the entire period since 1982, during which the City has achieved balanced operating results for each fiscal year. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the sixteenth consecutive year of GAAP-balanced results.

On June 10, 1997, the City submitted to the Control Board the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY") and reflects the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of
Federal funding for programs assisting certain legal aliens; additional expenditures for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and from the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

The Financial Plan assumes approval by the State Legislature and the Governor of
(i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million, and $481 million, in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items costing under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million, and $722 million, in the 1998 through 2001 fiscal years, respectively.

The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998, and which is projected to provide revenue of $188 million, $527 million, and $554 million, in the 1999 through 2001 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million, in the 1999, 2000 and 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or on the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive Budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures. The Major is expected to publish the first quarter modification (the "Modification") for the 1998 fiscal year in November. Since the preparation of the Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the Financial Plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the Financial Plan; and enacted a State funded tax relief program which begins a year later than reflected in the Financial Plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year. These changes will be reflected in the Modification.

The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and they assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlements provide for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five-year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+, and on November 19, 1987, to A-. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to BBB+.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 17, 1997, Moody's changed its outlook on City bonds from stable to positive. Since July 15, 1993, Fitch has rated City bonds A-. Since July 8, 1997, IBCA Limited has rated City bonds A.

New York State and its Authorities. The State's budget for the State's 1997-1998 fiscal year, commencing on April 1, 1997, was adopted by the Legislature on August 4, 1997. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements for its 1997-1998 fiscal year considered to be necessary for State operations and other purposes. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-1998 State Financial Plan is expected to be updated in October and January. The 1997-1998 State Financial Plan is projected to be balanced on a cash basis. Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds are projected to be $34.60 billion. The adopted 1997-1998 budget projects a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget amended in February 1997, the State's adopted budget for 1997-1998 increases General Fund spending by $1.7 billion, primarily due to increases for local assistance ($1.3 billion). Resources used to fund these additional expendi-tures include increased revenues projected for the 1997-1998 fiscal year, increased resources produced in the 1996-1997 fiscal year that will be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the out-year projections until the State's 1999-2000 fiscal year.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results could differ materially and adversely from projections and those projections may be changed materially and adversely from time to time.

The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-1996, 1996-1997 and 1997-1998 fiscal years, respectively. The 1998-1999 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the out-year projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-1999 gap is now expected by the State to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The revised expectations for the 1998-1999 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-1997 operations that are being utilized to finance current year spending, an incremental effect of approximately $300 million in legislated State and local tax reductions in the out-year, and other factors.

In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government, and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurrent revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Other actions taken in the 1997-1998 adopted budget add further pressure to future State budget balance. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year. The full annual cost of the enacted tax reduction package is estimated by the State at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

In recent years, the State has failed to adopt a budget prior to the beginning of this fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.

Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1997-98 State Financial Plan.

The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1998-2001 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.


NEW JERSEY RISK FACTORS

The information summarized below describes some of the more significant aspects relating to New Jersey's credit and financial condition. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents.

Certain Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income ($31,053).

The Fund is susceptible to political, economic or regulatory factors affecting issuers of the New Jersey securities. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors, and believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

The onset of the national recession (which officially began in July 1990, according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to 5.5% for the six-month period from January 1997 through June 1997.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for
such  fiscal  year,   as  certified  by  the   Governor.

In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each department, board, commission, officer or other agency of the State must file with the Budget Director a request for appropriation or permission to spend, specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year, the Budget Director submits the requests, together with her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate her budget recommendations.

The Governor's Budget Message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

General Obligation Bonds. The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal and interest payments and, if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1997, there was a total authorized bond indebtedness of approximately $10.315 billion, of which $3.44 billion was issued and outstanding, $5.002 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds), and $1.88 billion was unissued. The recommended appropriation for debt service obligation on outstanding projected indebtedness is $506.1 million for Fiscal Year 1999. In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you go basis. In Fiscal Year 1999, the amount appropriated to this purpose is $617.9 million.

All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently $800 million of tax and revenue anticipation notes outstanding. These notes shall mature on June 15, 1998. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund, and legally available for such payment.

Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. The State leases the Richard
J.  Hughes  Justice  Complex  in  Trenton  from the  Mercer  County  Improvement
Authority (the "Authority"). On August 8, 1991 the Authority defeased outstanding lease bonds originally issued to finance construction of the Richard
J. Hughes Justice Complex through the issuance of custody receipts (the "Custody Receipts") in the aggregate principal amount of $98,760,000. The rental is sufficient to cover the debt service on the Authority's Custody Receipts. The State's obligation to pay the rentals is subject to appropriations being made by the State Legislature.

The State has also entered into a lease agreement, as lessee, with the New Jersey Economic Development Authority (the "EDA"), as lessor, to lease (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network (the State's public television station), a branch of the United States Postal Service, and a parking facility, and (ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark. In addition, in December 1995, the State entered into lease agreements, as lessee, with the EDA, as lessor, to lease (i) an office building and (ii) certain energy saving equipment which shall be installed in various buildings used by the State. The State has also, in July 1996, entered into a lease agreement, as lessee, with the EDA, as lessor, to lease the New Jersey Performing Arts Facility in the City of Newark. The rental payments required to be made by the State under such lease agreements are sufficient to cover debt service on bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA, and such rental payments are subject to annual appropriation by the State Legislature.

The State has also entered into a sublease with the EDA to lease two parking lots, certain infrastructure improvements and related elements located at Liberty State Park in the City of Jersey City. The rental payments required to be made by the State under such sublease agreement will be sufficient to cover debt service on bonds issued by the EDA and other amounts payable to the EDA, and such rental payments are subject to appropriation by the State Legislature.

The State also leases several office buildings, facilities and improvements from the New Jersey Building Authority (the "Building Authority") on a basis similar to that described above. The Building Authority bonds are secured by annual rentals from the State which are subject to and dependent upon annual appropriations by the State legislature.

Beginning in April 1984, the State, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of the State. To date, the State has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling $749,350,000. A Certificate of Participation evidences a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the agreement. The agreements relating to these transactions provide for semi-annual rental payments. The State's obligation to pay rentals due under these leases is subject to annual appropriations being made by the State Legislature. The majority of proceeds from these transactions have been or will be used to acquire equipment or services for the State and its agencies. The State intends to continue to use this financing technique for a substantial portion of its future equipment requirements.

State Supported School and County College Bonds. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.

"Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.

The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30, 1997


                                                     Maximum Annual Debt Service
                                       Outstanding   Subject to Moral Obligation

New Jersey Housing and Mortgage
  Finance Agency                       $399,224,305.59     $37,344,151.04

South Jersey Port Corporation            78,715,000.00       7,002,815.00

Higher Education Assistance Authority   136,385,000.00      23,155,400.00
                                       ---------------    ---------------

                                       $614,324,305.59     $67,502,366.04
                                       ===============    ===============


Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has issued $149,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1993, the State has made appropriations totaling $18,137,565 to pay property taxes and for calendar years 1989 through 1997, the State has made appropriations totaling $31,485,971.25 to pay debt service.

New Jersey Sports and Exposition Authority. On March 2, 1992, the New Jersey Sports and Exposition Authority ("Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.

Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1997 there were approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts under the State Contract.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the TFA Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the New Jersey Legislature and there is no legal obligation that the Legislature make such appropriations.

Pursuant to the TFA Act, the aggregate principal amount of the TTFA's bonds, notes or other obligations which may be issued in any one fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by New Jersey pursuant to the Contract.

Economic Recovery Fund Bonds. Legislation enacted during 1992 by New Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.

Market Transition Facility Bonds. Legislation enacted in June 1994 authorizes the EDA to issue bonds to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. On July 26, 1994 the EDA issued $705,270,000 aggregate principal amount of Market Transition Facility Senior Lien Revenue Bonds. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of amounts on deposit in the DMV Surcharge Fund to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

Educational Facilities Authority. Legislation enacted in 1993 authorizes the Educational Facilities Authority ("EFA") to issue bonds to finance the purchase of equipment to be leased to institutions of higher learning. On August 17, 1994 the EFA issued $100,000,000 aggregate principal amount of Higher Education Leasing Fund Program bonds. The EFA and the New Jersey Treasurer have entered into an agreement which provides to the EFA amounts required to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature. Other legislation enacted in 1993 created the Higher Education Facilities Trust Fund from which the EFA makes grants to institutions of higher education. The legislation authorizes the EFA to issue bonds to finance the grants, and limits the total outstanding principal amount of such bonds to $220,000,000. On November 29, 1995 the EFA issued $220,000,000 aggregate principal amount of Higher Education Facilities Trust Fund Bonds. These bonds are secured by payments made to the EFA by the State, which are subject to annual appropriation by the State Legislature.

State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

Counties and Municipalities. The Local Budget Law (N.J.S.A. 4OA: 4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. State law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 4OA: 4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit with the approval of the Local Finance Board or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA: 2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (ii) authorized by a public body, other than the local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations; which experiences severe tax collection problems for two successive years; which has a deficit greater than 4% of its tax levy for two successive years; which has failed to make payments due and owing to the State, county, school district or special district for two consecutive years; which has an appropriation in its annual budget for the liquidation of debt which exceeds 25% of its total operating appropriations (except dedicated revenue appropriations) for the previous budget year; or which has been subject to a judicial determination of gross failure to comply with the Local Bond Law, the Local Budget Law or the Local Fiscal Affairs Law which substantially jeopardizes its fiscal integrity. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash


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

deficit. In September 1996, the Township of Irvington requested supervision which was approved by the Local Finance Board and is expected to continue for at least one year.

There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. Only two municipalities had a cash deficit greater than 4% of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1995. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

School Districts. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

The State Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Act"). The State operated school district operated under the direction of a State-appointed superintendent has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Act, on October 4, 1989, the State Board of Education ordered the creation of a State operated school district in the City of Jersey City. Similarly, on August 7, 1991, the State Board of Education ordered the creation of a State operated school district in the City of Paterson and on July 5, 1995 ordered the creation of a State-operated school district in the City of Newark.

School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In Type II school districts without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district must determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify an amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commission only if the County Superintendent determines that additional funds are required to provide a thorough and efficient education.

In Type I or Type II school districts which have failed monitoring over a period of time by the State because of continued educational deficiencies, and are implementing an approved corrective action plan, the Commissioner is required to determine the cost to the school district of the implementation of those portions of the corrective action plan which are directly responsive to the district's deficiencies as identified in the monitoring process. Where appropriate, the Commissioner is required to reallocate funds within the district's budget to support the corrective action plan. The Commissioner is also required to determine the amount of additional revenue needed to implement the corrective action plan, and to recertify the budget for the district.

In State operated school districts, the State District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the State Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State operated district. Any difference between the amount which the Director certifies, and the total amount of local revenues required by the budget approved by the Commissioner, is to be paid by the State in the fiscal year in which the expenditures are made subject to the availability of appropriations.


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

School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A: 24-1 et seq. (the "School Bond Law") which closely parallels the Local Bond Law. Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and any available remaining municipal borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the State Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A: 20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6: 22A-1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the State Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, State urban aid, State revenue sharing, and any other funds appropriated as State aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be provided by the State only if the above mentioned appropriations are made by the State. Total outstanding indebtedness for "qualified bonds" as of June 30, 1996 consisted of $208,642,750 by various school districts and $899,586,220 by various municipalities.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A: 56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by State appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30, 1996, the book value of the Fund's assets aggregated $88,816,968 and the reserve, computed as of June 30, 1996, amounted to $40,363,607. There has never been an occasion to call upon this Fund.

Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 4OA: 5A-l et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing state or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts. As of June 30, 1995, there were 195 locally created authorities with a total outstanding capital debt of $7.14 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1995.

Litigation. The following are cases pending or threatened as of February 24, 1998 in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.


Tort, Contract and Other Claims

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59: 1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $90.8 million for tort and medical malpractice claims pending as of June 30, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Interfaith  Community  Organization v. Shinn, et al. In late October,  1993, the
Interfaith Community Organization ("ICO") a coalition of churches and church leaders in Hudson County, filed suit on behalf of the ICO's membership and the citizens of Hudson County against the Governor, the Commissioner of the Department of Environmental Protection ("DEP"), Commissioner of the Department of Health ("DOH"), and Lance Miller, Assistant Commissioner of DEP. The multicount complaint alleged violations of numerous laws, allegedly resulting from the existence of chromium contamination in the State-owned Liberty State Park in Jersey City. It also asserted the alleged failure by DEP and DOH to properly conduct remediation and health screens in Hudson County concerning chromium contamination. No immediate relief was sought, but injunctive and monetary relief was asked for.

In June 1994, ICO hired a law firm to represent it in this matter. The firm filed amended complaints, naming only Commissioner Shinn of DEP and Governor Whitman as defendants and alleges only Clean Water Act and Resource Conservation Recovery Act ("RCRA") violations at Liberty State Park. Under the "citizen suit" provisions of these federal acts, plaintiff is seeking remediation, health studies and attorneys' fees. The State is unable to estimate its exposure for this claim. In March, 1995, ICO filed another lawsuit over the shipments of soil from the I-287 Wetlands Mitigation Project to Liberty State Park. The defendants in that suit are Commissioner Shinn, Governor Whitman, Commissioner Wilson of the Department of

Transportation ("DOT") and R.W. Vogel, Inc., the transporter of the soil. The new suit seeks a declaration that the CWA is being violated and demands cessation of all construction at Liberty State Park and penalties against Vogel. The State intends to defend these suits vigorously.

American Trucking Associations, Inc. and Tri-State Motor Transit, Co. v. State of New Jersey: The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State of New Jersey and certain state officials challenging the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). A-901 refers to the Assembly bill number which was adopted in 1983 as an amendment to the Solid Waste Management Act N.J.S.A. 13:1E-1 et seq., and codified at N.J.S.A. 13:1E-126 et seq., establishing a requirement that all persons and entities engaged in solid and hazardous waste activities in the State of New Jersey be investigated prior to the issuance of a license. Plaintiffs are alleging that the A-901 renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the A-901 statute. Plaintiffs are seeking a declaration that the fees are unconstitutional; a permanent injunction enjoining the future collection of the fees; a refund of all annual A-901 renewal fees and all fines and penalties collected pursuant to enforcement of these provisions; and attorneys' fees and costs. Plaintiffs are also seeking class certification of their action. On October 2, 1997, oral argument was conducted on the parties' cross motions for summary judgment in the Tax Court.

The DEP currently collects approximately $3.5 to $4 million in A-901 fees annually. In previous years, the total amount of fees collected was higher because the number of applicants and licensees subject to the fees was much larger. It is presently unknown what portion of the A-901 fees are paid by haulers engaged in interstate commerce, and what percentage of the monies are renewal fees as opposed to initial application fees. Consequently, the State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Abbott v. Burke. On January 6, 1997, the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in the Abbott v. Burke matter. In 1994, the Supreme Court ruled in Abbott v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by Fiscal Year 1998. On December 20, 1996 the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. CEIFA is a departure from the mechanisms of previous funding formulas. CEIFA was challenged by the Education Law Center and on May 14, 1997, the Supreme Court rendered a decision in Abbott v. Burke and held that CEIFA was unconstitutional as applied to the 28 Abbott districts. The Supreme Court ordered the State to appropriate additional funds, beginning in the 1997-98 school year, so that each Abbott district would be able to spend at the average of the wealthy suburban districts. In addition, the Supreme Court remanded the matter to the Superior Court to oversee a directive to the Commissioner of Education to study and report on the special educational needs of students in the Abbott districts and the facilities needs in those districts. The Superior Court issued its recommendations to the Supreme Court in its report on January 22, 1998. In its Report, the Superior Court recommended additional supplemental programs be implemented at an estimated cost of $312 million and indicated that the facilities needs identified by the Department of Education were estimated to require between $1.8-$2.4 billion in repairs and new construction costs. The Supreme Court will hear argument on the matter on March 2, 1998. A related action, Buena Regional Commercial Township et al. v. New Jersey Department of Education et al., was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The State and plaintiffs have entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court will not retain jurisdiction. The State is unable at this time to estimate its exposure for these claims and intends to defend both suits vigorously.

Affiliated FM Insurance Company, et al. v. State of New Jersey, et al. The plaintiffs in this action are insurers licensed or admitted to write property and casualty insurance in the State of New Jersey pursuant to N.J.S.A. 17:17-1 et seq. and are all members of the New Jersey Property-Liability Insurance Guaranty Association ("PLIGA"), a private, non-profit organization created to cover claims against certain insolvent insurers. Plaintiffs have filed suit in the Superior Court of New Jersey, Chancery Division, Mercer County against the State of New Jersey, the Commissioner of Banking, the Department of Banking and Insurance, PLIGA and the State Treasurer. Plaintiffs contend that their assessments are being used to retire debt of the Market Transition Fund ("MTF"). The plaintiffs argue that they were never members of the MTF, are not statutorily responsible for its losses, have not agreed to assume its losses and did not relinquish any right to repayment of loan assessments to PLIGA. Under the Fair Automobile Insurance Reform Act of 1990 ("FAIRA"), PLIGA is responsible for assessing and collecting from its member insurers the amounts necessary to make certain loans to the Auto Guaranty Fund (the "Auto Guaranty Fund"), a special nonlapsing fund created pursuant to FAIRA. Plaintiffs contend that assessments dating back to 1990 are in dispute and challenge the constitutionality of the assessments and legislation which allow the assessments to be redirected to the MTF and request declaratory relief and an order that the monies assessed since 1990 be returned as well as an accounting. The State intends to vigorously defend this action and has filed a motion to dismiss this case. In a related matter, In the Matter of the 1997 Assessment Made by the New Jersey Property Liability Insurance Guaranty Association pursuant to N.J.S.A. 17:30A-8, the American Insurance Association ("AIA") and the Alliance of American Insurers ("Alliance") filed an appeal of administrative action in Superior Court-Appellate Division, seeking an emergent stay of their obligation to pay assessments to PLIGA. These assessments were due on July 28, 1997. Pursuant to N.J.S.A. 17:30A-8a(9), PLIGA assesses its members in order that PLIGA can then loan these monies to the Auto Guaranty Fund for use by the MTF to pay its unfunded liabilities. PLIGA is required by N.J.S.A. 17:30A-8a(10) to make loans in the amount of $160 million per calendar year to the Auto Guaranty Fund. AIA and the Alliance allege that the assessment of $160 million for calendar year 1997 is without statutory authority. On July 28, 1997, the court denied plaintiff's application for emergent relief, denied the State's motion for summary disposition and granted plaintiff's motion to accelerate. The State intends to vigorously defend this action.

C.F., et al. v. Fauver, et al. This case is brought as a purported class action consisting of prisoners with serious mental disorders who are confined within the facilities of the Department of Corrections (the "Class") against the Commissioner of the Department of Corrections and other officers of the Department of Corrections. The Class alleges cruel and unusual punishment, violation of the Americans with Disabilities Act of 1990, discrimination against members of the Class, sex discrimination and violation of due process. The suit was brought by the Class in the United States District Court of the District of New Jersey. Through this action, the Class seeks injunctive relief in the form of changes to the manner in which mental health services are provided to inmates. The Class also seeks changes in the disciplinary process to the extent that an inmate's mental health is taken into consideration by a hearing officer when adjudicating a disciplinary charge. Discovery has commenced and is continuing. The State intends to vigorously defend this action.

Cleary v. Waldman. This case involves the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act ("MCCA"). Under this provision, the spouse of an institutionalized husband or wife is allowed to have sufficient funds to live in the community, called the monthly needs allowance.

The State, in determining a spouse's monthly needs allowance, uses a system called the "income first" rule. If a community spouse does not have sufficient funds to meet the monthly needs allowance, an institutionalized spouse is allowed to shift his or her income to the community spouse to make up the difference. If the institutionalized spouse's income is insufficient to meet the monthly needs allowance, then the institutionalized spouse is allowed to shift resources to the community spouse to generate income to make up the difference. A class action was brought in federal court in which plaintiffs argue that the income first rule is disallowed under the MCCA. Rather plaintiffs claim that the MCCA mandates the use of what is called the "resource-first" rule. Under this scheme, before income is shifted from the institutionalized spouse to the community spouse to meet the monthly needs allowance, resources must be shifted first and income generated from these resources used to meet the monthly needs allowance. Estimates of exposure if a court were to find that the MCAA only allows the "resource-first" rule have been estimated in the area of $50 million per year from both State and Federal sources combined.

Plaintiffs filed for a preliminary injunction arguing that, under federal law, only the resource first rule was allowed under the MCCA. The State opposed the motion and the New Jersey Association of Health Care Facilities and the New Jersey Association for Non-Profit Homes for the Aging moved for intervenor status, opposing the plaintiffs' motion. The court granted the motion of intervention and denied the motion for preliminary injunction, finding that plaintiffs were unlikely to prevail on the merits since New Jersey's methodology was at least a permissible application of the federal law. Subsequently, plaintiffs filed for class certification which was granted on March 25, 1996. On March 26, 1997, Plaintiffs filed a Notice of Appeal to the Court of Appeals for the Third Circuit. Briefing on plaintiffs' application for preliminary injunction has been completed and it is anticipated that the matter will be argued during the first calendar quarter of 1998. The State intends to vigorously defend this action.

United Hospitals et al. v. State of New Jersey and William Waldman. This case represents a challenge by 18 New Jersey hospitals to Medicaid hospital reimbursement since February 1995. The matter was filed in the Appellate Division of the Superior Court of New Jersey in January 1997. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et. seq., are arbitrary, capricious and unreasonable; (iii) whether the Department of Human Services (DHS) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates in 1995 and 1996. The State intends to vigorously defend this action.

Trump Hotels & Casino Resorts, Inc. ("Trump") v. Mirage Resorts Incorporated, The State of New Jersey et al. An action was filed in Federal District Court to enjoin and declare unlawful the actions of the Mirage Resorts Incorporated ("Mirage"), the State of New Jersey, the New Jersey Department of
Transportation, the South Jersey Transportation Authority, the Casino Reinvestment Development Authority ("CRDA"), the New Jersey Transportation Trust Fund Authority and certain officials of the aforesaid agencies and authorities in their efforts to revitalize Atlantic City through the design and construction of a high way and  tunnel  funded by  Mirage,  the New  Jersey  Transportation  Trust Fund
Authority and $55,000,000 in bonds to be issued by the South Jersey Transportation Authority and collateralized by future alternative investment obligations of casinos to be located in the marina district of Atlantic City. Plaintiffs claim that the highway and tunnel development funding violates a provision of the New Jersey State Constitution that requires the State to dedicate all State revenues derived from gambling to programs benefitting the elderly and the disabled pursuant to the New Jersey State Constitution, Article IV, Section 7, Paragraph 2. The plaintiffs further allege that (i) the failure to disclose the constitutional infirmities alleged in the financing for the highway and tunnel project will be material omissions within the meaning of Rule 10b-5 of the Securities and Exchange Act of 1934; (ii) the defendants have sought to avoid the federal requirements of the Clean Water Act, the Federal Highway Act, and the Clean Air Act; and (iii) the defendants have sought to avoid the requirement of the New Jersey Coastal Area Facility Review Act. The defendants filed a motion to dismiss the federal action. In an opinion filed May 1, 1997, defendant's motion to dismiss the federal suit was granted. The matter is now pending in the U.S. Court of Appeals for the Third Circuit.

While the Trump v. Mirage action was pending, the State and CRDA filed a declaratory judgment action in Superior Court of New Jersey, Law Division - Atlantic County, entitled, State of New Jersey and CRDA v. Trump Hotels & Casino Resorts, Inc. In this action, the State and CRDA sought a declaratory judgment that the alternative investment program established under N.J.S.A. 5:12-144.1 of the CRDA legislation and the use of parking fees and sales tax revenues under the CRDA legislation to fund eligible projects do not violate the New Jersey State Constitution. In an opinion filed May 14, 1997, declaratory judgment was granted in favor of the State and CRDA. Trump's application for direct certification of that decision to the New Jersey Supreme Court was denied. The matter is now in the Appellate Division.

United Senior Alliance et al. v. State of New Jersey. This matter was filed in the Superior Court of New Jersey and represents a similar challenge as the Trump Hotels v. Mirage Resorts case described above. The case alleges that the Casino Reinvestment Development Authority funding mechanisms are illegal including the gross receipts tax, the parking tax and the Atlantic City fund. The plaintiffs in this action have been denied a motion to intervene in the Trump Hotels v. Mirage Resorts matter in the Appellate Division but have been granted the right to appear and participate as an amicus.
The Superior Court has placed this matter on the inactive list.

Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges. The five matters, Bryant et al.
v. New Jersey Department of Transportation et al., Merolla and Brady v. The Casino Reinvestment Development Authority et al., Middlesex County v. The Casino Reinvestment Development Authority et al., Gallagher et al. v. The Casino
Reinvestment Development Authority et al. and George Harms v. State of New Jersey et al. are also being vigorously defended by the State. In three of these cases ("Merolla", "Middlesex" and "Gallagher"), the court granted summary judgment in favor of the New Jersey Department of Transportation and the South Jersey Transportation Authority on September 29, 1997. These plaintiffs have filed an appeal. On February 17, 1998 the Federal District Court dismissed the plaintiffs' claim of violation of the New Jersey Coastal Area Facility Review Act in the "Bryant" case without prejudice, by declining to exercise jurisdiction, and dismissed the other claims of the "Bryant" plaintiffs with prejudice.

Blecker v. State of New Jersey. This is a class action lawsuit filed in Superior Court-Law Division, Atlantic County, on behalf of all providers of Medicare Part B services to Qualified Medicare Beneficiaries (QMB's) seeking reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1988 to February 10, 1995. QMB's are persons who are eligible for Medicare and Medicaid and from whom Medicaid pays the premiums for Medicare Part B benefits. From 1988 until February 10, 1995 the State did not pay providers for co-insurance and deductibles unless the Medicare rate plus the co-insurance and deductibles was equal to or less than the Medicaid reimbursement rate for the service. Plaintiff alleges a breach of the contract between the State and Federal governments intended to benefit providers, and a breach of a contract between the State Medicaid program and its providers, as well as a claimed violation of federal civil rights law. Plaintiff is seeking all co-insurance and deductibles for Medicare Part B benefits provided to all QMB's for the period from 1988 to 1995. On August 11, 1997, the State filed a motion to dismiss the matter and on September 15, 1997, the State filed a motion for summary judgment. The State intends to vigorously defend this lawsuit.

Spadoro v. New Jersey Economic Development Authority, Alan Steinberg, Brian W. Clymer, Joseph Latoof and Elizabeth Randall. The Pension Bond Financing Act of 1997 authorized the New Jersey Economic Development Authority (the "Authority") to issue bonds to fund the accrued unfunded liability in the State's pension funds. Bonds in the amount of $2,803,042,498.56 were issued by the Authority on June 30, 1997 for the purposes set forth in the Pension Bond Financing Act of 1997. This suit, a second attempt by this plaintiff to challenge the Pension Bond Act, was brought in July 1997 to challenge the validity of the Authority's resolution authorizing the issuance of the bonds. Fundamentally, the plaintiff alleges that the resolution is invalid because (i) the State Treasurer and the other ex officio members of the Authority had a conflict of interest, (ii) the actions of the Authority violated the public policy of the State, and (iii) there were various procedural defects in the conduct of the meeting. On September 2, 1997, the defendants filed a motion for summary judgment. On January 9, 1998, the trial court granted the State's motion for summary judgment and dismissed the claim in its entirety. The time period for plaintiffs to appeal has not yet run.

Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, Board of Chosen Freeholders of the County of Camden, et al. Plaintiff, Camden County Energy Recovery Associates ("CCERA"), the owner and operator of a resource recovery facility in South Camden since 1991, filed suit on October 20, 1997 in Superior Court-Mercer County. Plaintiff CCERA sought to have the county solid waste reprocurement process halted to clarify bid specifications. On November 6, 1997, the court denied the claim to halt the bidding process but did require that the bid specifications be clarified. In responding to the complaint, the Pollution Control Financing Authority of Camden County ("PCFFA") counterclaimed, seeking reformation of the contract between CCERA and PCFFA. PCFFA has also cross-claimed against the State for contribution and indemnification by the State to the extent PCFFA remains responsible for the debt which was issued to finance the resource recovery facility. The State has filed motions to dismiss the complaint and a cross-claim which are pending with the court. The State intends to vigorously defend this action.

Sojourner A. et al. v. Dept. of Human Services. The plaintiffs in this action filed a complaint and motion for preliminary injunction on September 4, 1997, seeking damages and declaratory and injunctive relief overturning, on State constitutional grounds, the "family cap" provisions of the State Work First New Jersey Act N.J.S.A.44: 10-1 et seq. Damages sought are retroactive payment of benefits to all persons who did not obtain an increase in welfare benefits because of the cap. The motion for preliminary injunction was denied on October 28, 1997 and the State has filed an answer to the complaint. The State intends to defend this suit vigorously.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio that would be affected by such a change. The Portfolios may not:

(1 Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or Federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2 Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3 Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4 Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5 the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6 Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). These Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7 Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8 Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9 For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10 Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to pur-
chase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

(11 Invest in securities of other investment companies, except that (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12 Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.


PORTFOLIO TRANSACTIONS

Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Neither Portfolio expects to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, neither Portfolio will buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus are herein incorporated by reference. This Statement of Additional Information contains additional information which may be of interest to investors.

Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.

Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.

Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii)  if  permitted  in the  future,  were  exchanged  for  shares  of  another
Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The New York Portfolio will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfer to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.


NET ASSET VALUE

The Fund does not determine net asset value per share on the following holidays:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the shares of the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is determined as of the earlier of 4:00 p.m., New York City time and the close of the New York Stock Exchange on each Fund Business Day. It is computed by dividing the value of such Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

Municipal Obligations, Taxable Municipal Obligations and New Jersey Municipal Obligations are stated on the basis of valuations provided by a pricing service approved by the directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Non tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.


FUND PERFORMANCE

Total Return and Average Annual Total Return. The Portfolios may from time to time advertise a total return or average annual total return. Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in such Portfolio over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in such Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. With respect to the Class B Shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. The formula for total return used by the Portfolios includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in a Portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50% for the New York Portfolio, 4.50% for the Taxable Portfolio or 4.50% for the New Jersey Portfolio) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment. The average annual total return for the specified period is then determined by calculating the annual rate required for the hypothetical initial investment to grow to the account value at the end of the specified period. Total return or average annual return may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York Portfolio's total return for the twelve months ended November 30, 1997 was 3.41%. The New York Portfolio's average annual compounded total return from June 24, 1991 (inception) to November 30, 1997 was 7.35%. The New Jersey Portfolio's total return for the twelve months ended November 30, 1997 was 3.90% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1997 was 3.49%. The Taxable Portfolio's total return for the twelve months ended November 30, 1997, was 5.84% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1997 was 6.80%.

Yield. The Portfolios compute yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by a Portfolio share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. With respect to the Class B Shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolio. Yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York, New Jersey and Taxable Portfolios' yield for the thirty-day period ended November 30, 1997 was 4.26%, 4.37% and 5.87%, respectively.

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for residents of the States of New York and New Jersey, respectively, wherein all or substantially all of the Portfolio's dividends are not subject to the applicable state's income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that a New York or New Jersey investor subject to the highest Federal marginal tax rate and that state's or municipality's highest marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in such a Portfolio would have produced. Tax equivalent yield is calculated by dividing the portion of the Portfolio's yield that is not subject to New York State or municipal taxes or New Jersey gross income tax (calculated as described above) by the result of subtracting the sum of the highest Federal marginal tax rate and the highest marginal state tax rate and assuming that the state taxes are fully deductible for Federal tax purposes, the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to state or municipal income tax. The New York and New Jersey Portfolios' taxable equivalent yield for the period ended November 30, 1997 was 7.52% and 7.60%, respectively.

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for one or more states and municipalities wherein all or substantially all of the Portfolio's dividends are not subject to Federal income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to the highest Federal marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in such Portfolio would have produced. Tax equivalent yield is calculated by dividing that portion of the Portfolio's yield that is not subject to regular Federal taxes (calculated as described above) by the result of subtracting the highest Federal marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to regular Federal income tax. The New York and New Jersey Portfolios' taxable equivalent yield for the period ended November 30, 1997 was 7.00% and 7.12%, respectively.

General. At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue. Investors in a Portfolio are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary. An investor's focus on the yield of the Portfolio to the exclusion of the consideration of the share price of the Portfolio may result in the investor's misunderstanding the total return he or she may derive from the Portfolio.

A Portfolio may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. A Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. A Portfolio may also use total return and yield to compare its performance against the U.S. Bureau of

Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major United States household expenditure groups.


MANAGER
The Manager of the Fund is Lebenthal Asset Management, Inc. The Manager, with its principal office at 120 Broadway, New York, New York 10271, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Director of the Manager, is a "controlling person" of the Manager. The Manager was at November 30, 1996 manager, advisor or supervisor with respect to assets aggregating in excess of $176,125,595 million. James L. Gammon is primarily responsible for the day-to-day management of the Fund's Portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 25 years' experience in municipal bond portfolio management. From March 1984 to July 1993 Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and is available, without charge, upon request.

Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million.

The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Act) of the Fund or the Distributor, on July 25, 1996 for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio. The Management Contracts for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio were approved by a majority of each of the Portfolio's shareholders at a meeting held on August 9, 1994.

The Management Contract for each Portfolio has a term which extends to July 31, 1998, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Management Contracts or interested persons of any such party, by votes cast in person at a meeting for the purpose of voting on such matter.

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the New York Portfolio's fiscal year ended November 30, 1997, the fee payable to the Manager was $288,050, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1997 totaled $134,144,060. For the New York Portfolio's fiscal year ended November 30, 1996, the fee payable to the Manager was $266,395, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1996 totaled $122,611,313. For the New York Portfolio's fiscal year ended November 30, 1995 the fee payable to the Manager was $214,981, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1995 totaled $105,579,087. For the New Jersey Portfolio's fiscal year ended November 30, 1997 the fee payable to the Manager was $13,639, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1997 totaled $6,121,584. For the New Jersey Portfolio's fiscal year ended November 30, 1996 the fee payable to the Manager was $10,708, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1996 totaled $5,182,149. For the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $5,987, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1995 totaled $3,357,883. For the Taxable Portfolio's fiscal year ended November 30, 1997, the fee payable to the Manager was $35,804, all of which was waived. The Taxable Portfolio's net assets at the close of business on November 30, 1997 totaled $14,993,874. The Taxable Portfolio's net assets at the close of business on November 30, 1996 totaled $14,607,185. For Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $11,647, all of which was waived. The Taxable Portfolio's net assets at the close of business on November 30, 1995 totaled $8,685,957.

The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.

Expense Limitation
The Manager has agreed to reimburse the Taxable Portfolio and the New Jersey Portfolio for their expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which such Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, a Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse a Portfolio for its excess expenses as described above, such Portfolio has, under its respective Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, costs and expenses of fund bookkeeping agent, auditing and legal expenses, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, or the Administrator, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, the fees payable to the Manager under the Management Contract, the fees payable to the Distributor under the Distribution Agreement and Shareholder Servicing Agreement (where applicable) and the fees payable to the Administrator under the Administration Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. A Portfolio's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Administrator
The Administrator for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator serves as administrator of other mutual funds.

Pursuant to the Administration Agreement with the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio, the Administrator provides all administrative services reasonably necessary for such Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio; (ii) assisting Fund officers in preparing Portfolio tax returns; (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals; (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries; (v) coordinating the activities of the Portfolio's Manager, Custodian, Legal Counsel and Independent Accountants; (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus;
(vii) monitoring daily the Portfolio's accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding; (viii) evaluating expenses, projecting future expenses, and processing payments of expenses; and (ix) monitoring and evaluating performance of bookkeeping and related services by Investors Fiduciary Trust Company, the bookkeeping agent for the Portfolio.

For the services rendered to such Portfolios by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to .08% per annum of the average daily net assets of the respective Portfolio up to $125 million, .06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and .04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000. Fees paid to the Administrator were as follows: for the New York Portfolio's fiscal year ended November 30, 1997, the fee payable was $143,014, none of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1997, the fee payable was $6,213, none of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1997, the fee was $16,453, none of which was waived, for the New York Portfolio's fiscal year ended November 30, 1996, the fee payable was $144,407, none of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1996, the fee payable was $5,398, none of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1996, the fee payable was $15,311, none of which was waived. Fees paid to Reich & Tang Asset Management L.P., the former Administrator under the then current Administrative Services Agreement, were as follows: for the New York Portfolio's fiscal year ended November 30, 1995, the fee payable was $112,489, none of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable was $2,994, all of which was waived and for the Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable was $5,824, all of which was waived.

The Administration Agreement has an initial term which extends to December 1, 1998. Thereafter the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.


MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Mr. Lebenthal may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Lebenthal Asset Management, Inc.

James A. Lebenthal, 70 - Chairman of the Board and Director of the Fund, has been Chairman and Director of Lebenthal & Co., Inc. since 1978, Chairman and Director of the Manager since 1994, President of Lebenthal, The Ad Agency, Inc. since 1978, and Chairman of Lebenthal the Insurance Agency. His address is 120 Broadway, New York, New York 10271.

Victor Chang, 60 - Director of the Fund, formed Victor Chang Associates and V.C. Management Co., Inc. in 1980 and is President of both organizations which are in the business of providing financial analysis and economic consulting. His address is 30 Broad Street, New York, New York 10004.

Robert R. Godfrey, 50 - Director of the Fund, is founder and Chairman of N/W Capital, Inc., a principal and financial advisory firm since March, 1995. Prior to that he was Executive Vice President of MBIA, Inc. and its predecessor organization from December 1985 until March 1995. His address is 1177 High Ridge Road, Stamford, CT 06905.

Alexandra Lebenthal, 34 - President of the Fund, President of Lebenthal & Co., Inc. since 1995, and President of Lebenthal the Insurance Agency. Ms. Lebenthal was affiliated with Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from Princeton University in 1986 with an A.B. in U.S. History. Her address is 120 Broadway, New York, New York 10271.

Hiram Lazar, 33 - Secretary of the Fund, is Vice-President of Lebenthal & Co., Inc. where he has been employed since 1992. His address is 120 Broadway, New York, New York 10271.

James E. McGrath, 47 - Treasurer of the Fund, has been Senior Vice President of Lebenthal & Co., Inc. since 1990 and a director since 1994, and Executive Vice President and Director of the Manager since 1995. Mr. McGrath was a Senior Vice President of Kidder Peabody where he was affiliated since 1968. His address is 120 Broadway, New York, New York 10271.

The New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio paid an aggregate remuneration of $13,000 to their disinterested directors with respect to the period ended November 30, 1997, pursuant to the terms of the Investment Management Contract (see "Manager" herein).


                                     COMPENSATION TABLE

1)                  2)                     3)                     4)                5)
Name of Person,     Aggregate              Pension or             Estimated Annual  Total Compensation
Position            Compensation from      Retirement Benefits    Benefits upon     from Fund Complex
                    from Registrant        Accrued as Part of     Retirement        Paid to Directors*
                    for Fiscal Year        Fund Expenses

Victor Chang,       $4,000                 0                       0                 $4,000
Director

Robert F. Godfrey,  $4,000                 0                       0                 $4,000
Director



--------------------

* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 1997. The Fund Complex consists of the three Portfolios of the Fund. Mr. Donald Conrad and Mr. Francis Gallagher received $1,000 and $4,000, respectively, during the same period.

Counsel and Auditors
Legal matters in connection with the issuance of shares of stock of the Fund and New York law are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

Matters in connection with New Jersey law are passed upon by McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101-0652.

Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, MO 64105, independent public accountants, have been selected as auditors for the Fund.


DISTRIBUTION AND SERVICE PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio the "Plan" or "Plans").

The New York Portfolio
Pursuant to its Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from the Class A Shares of the New York Portfolio a fee equal to 0.25% per annum of the average daily net assets of the Class A Shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement, the Distributor receives from the Class B Shares of the New York Portfolio an aggregate fee equal to 1% per annum of such Class B Shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B Shares and (ii) 0.25% of its average daily net assets as the Service Fee.

These fees are accrued daily and paid monthly. For providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payment from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performers such shareholder servicing functions on behalf of the Portfolio.

The Plan and the Distribution Agreement provide that, in addition to the Service Fee, the New York Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and
ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Agreement provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in
(ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the New York Portfolio or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the New York Portfolio and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on April 24, 1997 to be effective until April 30, 1998. The Plan was approved by the shareholders of the Portfolio at their first meeting held on June 23, 1992. The Board of Directors most recently approved the Plan for the Class B Shares of the New York Portfolio on October 30, 1997. The Directors first approved the Plan for the Class B Shares of the New York Portfolio on July 31, 1997. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the New York Portfolio's shareholders.

For the New York Portfolio's fiscal year ended November 30, 1997, the total amount spent pursuant to the Plan was $128,713 all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. Of the total amount paid to the Distributor, the Distributor utilized $123,133 on compensation to sales personnel, $-0- on advertising and $5,580 on Prospectus printing. For the New York Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $108,548 all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. Of the total amount paid to the Distributor, the Distributor utilized $100,282 on compensation to sales personnel and $4,856 on advertising and $3,410 on Prospectus printing. For the New York Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $69,789 all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $58,172 on compensation to sales personnel and $8,371 on advertising and $3,246 on Prospectus printing. The New York Portfolio had no unreimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.

The Taxable Portfolio and the New Jersey Portfolio
Pursuant to each  Portfolio's  Plan,  the Taxable  Portfolio  and the New Jersey
Portfolio have each entered into a Distribution Agreement and a Shareholder Servicing Agreement.

For its services under the respective Portfolio's Shareholder Servicing Agreement, the Distributor receives from each of the Taxable Portfolio and the New Jersey Portfolio a service fee equal to .25% per annum of the respective Portfolio's average daily net assets the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of i) shareholder servicing and maintenance of shareholder accounts and ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

Under each Portfolio's Distribution Agreement, the Distributor, for nominal consideration and as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreement provides for reimbursement to the Distributor by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the respective Portfolio's shares in an amount not to exceed .10% per annum of the respective Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

The Plan, the Shareholder Servicing Agreement and the Distribution Agreement provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and ii) typesetting, printing and delivering each Portfolio's prospectus to existing shareholders of the Portfolio and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.

Each Portfolio's Plan and Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; iii) to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which each Portfolio is required to pay to the

Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreement or the Management Contract in effect for that year.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on April 24, 1997 to be effective until April 30, 1998. The Plan was approved by the shareholders of each Portfolio at their first meetings each held on November 10, 1994. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the New Jersey Portfolio's fiscal year ended November 30, 1997, the total amount spent pursuant to the Plan was $5,444, all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. Of the total amount paid to the Distributor, the Distributor utilized $5,167 on compensation to sales personnel, $-0- on advertising and $277 on Prospectus printing. For the New Jersey Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $11,494, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. For the New Jersey Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $6,552, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1997, the total amount spent pursuant to the Plan was $14,414, all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. Of the total amount paid to the Distributor, the Distributor utilized $13,829 on compensation to sales personnel, $-0- on advertising and $585 on Prospectus printing. For the Taxable Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $53,012, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $8,337, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). The New Jersey and Taxable Portfolios had no unreimbursed expenses in a previous fiscal year which were carried over to subsequent years.


DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on August 17, 1990 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent $.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers for sale two classes of shares. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder. As of February 28, 1998, there were 16,920,992.980, 1,037,135.939 and 2,121,261.231 shares outstanding of the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio respectively.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.

As a general matter, the Funds will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Funds provide for annual meetings only a) for the election of directors, b) for approval of the Funds' revised investment advisory agreement with respect to a particular class or series of stock, c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund directors) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


FEDERAL INCOME TAXES

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

The New York Portfolio and the New Jersey Portfolio
Each of the New York Portfolio and the New Jersey Portfolio (a "Tax-exempt Fund" and collectively, the "Tax-exempt Funds") has elected to qualify under the Internal Revenue Code of 1986 as amended, (the "Code"), and, with respect to the New York Portfolio, under New York law as a "regulated investment company" that distributes "exempt-interest dividends". Each Tax-exempt Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Tax-exempt Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

Each Tax-exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof other than capital gain dividends) paid by a Tax-exempt Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Tax-exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Tax-exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by a Tax-exempt Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and then disposes of such share which has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of a Tax-exempt Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of a Tax-exempt Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Tax-exempt Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Under P.L. 99-514, the amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Further, under P.L. 99-514, taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds generally, a bond issue in which more than 10% of the proceeds is used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from a Tax-exempt Fund that is attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Tax-exempt Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (including tax-exempt interest) of the corporation exceeds the alternative minimum taxable income determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income", which includes tax-exempt interest. A shareholder is advised to consult its tax advisers with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds," if any, held by a Tax-exempt Fund.

A Tax-exempt Fund may realize capital gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal
Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Tax-exempt Funds' shareholders. A Tax-exempt Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Tax-exempt Fund shares. However, Tax-exempt Fund shareholders who at the time of such a net capital gain distribution have not held their Tax-exempt Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-exempt Funds' shareholders not later than 60 days after the close of the Tax-exempt Fund's taxable year. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after December 31, 1992, ordinary income is subject to a maximum individual tax rate of 39.6% distribution of a Tax-exempt Fund's net capital gain (designated as capital gain dividends by the Tax-exempt Fund) will be taxable to shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 28% to non-corporate shareholders who have a holding period of more than 12 months, and 20% for non-corporate shareholders who have a holding period of more than 18 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Tax-exempt Fund, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations.

Each Tax-exempt Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments and exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. Each Tax-exempt Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Tax-exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax-exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Tax-exempt Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Tax-exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. If the securities held by a Tax-exempt Fund appreciate in value, purchasers of shares of the Tax-exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

If a shareholder fails to provide a Tax-exempt Fund with a current taxpayer identification number, the Tax-exempt Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-exempt Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Tax-exempt Fund.

With respect to the variable rate demand instruments, including participation certificates therein, each Tax-exempt Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Tax-exempt Funds, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be tax-exempt to the Tax-exempt Fund to the same extent as the interest in the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Tax-exempt Funds to pay exempt-interest dividends would be adversely affected and each Tax-exempt Fund would reevaluate its investment objectives and policies and consider changes in its structure.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio
The Taxable Portfolio has elected to qualify under the Code as a "regulated investment company", and intends to continue to qualify for regulated investment company status as long as such qualification is in the best interests of its shareholders.

Such qualification relieves the Taxable Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Taxable Portfolio will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed, it will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such distributions are not expected to be eligible for the dividends-received deduction. If the Taxable Portfolio does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

The Taxable Portfolio may realize gains or losses from its portfolio transaction and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Taxable Portfolio's shareholders. The Taxable Portfolio will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Taxable Portfolio shares. However, Taxable Portfolio shareholders who at the time of such a net capital gain distribution have not held their Taxable Portfolio shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after December 31, 1992, ordinary income is subject to a maximum individual tax rate of 39.6% distribution of a Taxable Portfolio's net capital gain (designated as capital gain dividends by the Taxable Portfolio) will be taxable to shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 28% to non-corporate shareholders who have a holding period of more than 12 months, and 20% for non-corporate shareholders who have a holding period of more than 18 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by a Taxable Portfolio, without regard to the length of time the shares have been held by the shareholder. The deduction of capital losses is subject to limitations.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies. The Taxable Portfolio currently qualifies and expects to continue to qualify as a publicly-offered regulated investment company.

If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 31% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.

Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.


NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.


NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that 1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and 2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, a) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and b) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

Investors Fiduciary Trust Company 801 Pennsylvania, Kansas City, Missouri 64105-1716, is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to perform transfer agency related services for the Fund.


FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended November 30, 1997 are herein incorporated by reference.

DESCRIPTION OF SECURITY RATINGS AND NOTES1


Moody's Investors Service, Inc. (Moody's)

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade (MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's  Rating  Services,  a division  of The  McGraw-Hill  Companies
("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only to a small degree.



--------------------------------------------------------------------------------
1.  As described by the rating agencies.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Fitch Investors Services, Inc. ("Fitch")
Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same  rating are of similar  but not  necessarily  identical
credit  quality  since  the  rating   categories  do  not  fully  reflect  small
differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Let it be said loud and clear there can be no assurance the Fund will achieve its objectives. But if you've come into a lump sum of money and want professionals to invest it, tend it, trade it and nurture it in Municipal Bonds, the Lebenthal Municipal Bond Funds could be for you.
================================================================================



CONVERSATIONS FROM A DAY IN THE LIFE OF A MUNICIPAL BOND SALESMAN

A businessman calls and actually says he doesn't need more income. He can hardly spend what he earns now. Here's money he wants to put away, not touch the interest, and let it accumulate and build.

A father calls and says he's doing better than his parents, but only wishes he could say the same for his kids. He wants to do something for them. He doesn't want to see the interest chipped away by taxes. "Mitts off" he says. "This is my kids' social security."

A grandfather calls. It's Peter's birthday. He could get Peter a fire truck. Any sensible four-year-old would prefer a fire truck. But he wants to take care of Peter's education and watch the interest pile up and earn more tax-free interest, month after month, year after year.

A man calls with the fruits of a life's work. He's just sold his business and has an employment contract with the new owner into the next century. This is money he'll probably never have to touch. But his heirs might. He wants to build an estate for the future and let little acorns grow.

Not everyone is concerned with the amount of income an investment can provide now. Many want to know about an investment's long term benefits. For example, how much purchasing power will my money have tomorrow? How much will I be able to leave my children? If you are as concerned with your net worth tomorrow as you are with your cashflow today, instead of spending your interest, consider reinvesting it in a Lebenthal Municipal Bond Fund -- and receiving your interest every month (or any distributions of principal or gains) in additional fund shares.

When you opt for automatic reinvestment, instead of taking your distributions in cash, they are being used to buy you more shares. The number of shares you own accumulates and builds on a quantity that is growing all the time.

Past performance is no guarantee of future results, and no particular level of fund performance can be assured. But to illustrate how shares grow through reinvestment over time, at say, a hypothetical five percent (5%) a year compounded monthly, every 1000 shares would become 1283 shares in five years, 1647 shares in ten years, 2114 shares in fifteen years.

Compounding does not protect against fluctuating bond prices, and a decline in value per share could negate the positive effect of growth in the number of shares owned. But time can mitigate loss, because it stands to reason: the more shares you have accumulated through reinvestment over time, the bigger the multiple that will be working for you when you decide to sell.

Whether you make money or lose money down the road when you do sell your shares, will depend on the number of shares you then own as well as the going resale price per share. So count the shares. And give it time.

Time is the soulmate of compound interest -- and the best friend a would-be saver's got.

                     Lebenthal New York Municipal Bond Fund
================================================================================

                         TAXABLE EQUIVALENT YIELD TABLE

                          (New York State and Federal)

   1. If Your Taxable Income Bracket Is . . .
   Single                  $ 25,351             61,401            128,101            278,451
   Return                    61,400            128,100            278,450           and over
   Joint                     42,351            102,301            155,951            278,451
   Return                   102,300            155,950            278,450           and over
   2. Then Your Combined Income Tax Bracket Is . . .
   Combined
   Marginal                  32.93%             35.73%             40.38%             43.74%
   Tax Rate
   3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
     Tax Exempt                           Equivalent Taxable Investment Yield
        Yield                                 With Taxable Income Yields
        3.25%                  4.8%               5.1%               5.5%               5.8%
        3.50%                  5.2%               5.4%               5.9%               6.2%
        4.00%                  6.0%               6.2%               6.7%               7.1%
        4.25%                  6.3%               6.6%               7.1%               7.6%
        4.50%                  6.7%               7.0%               7.5%               8.0%
        4.75%                  7.1%               7.4%               8.0%               8.4%
        5.00%                  7.5%               7.8%               8.4%               8.9%
        5.25%                  7.8%               8.2%               8.8%               9.3%
        5.50%                  8.2%               8.6%               9.2%               9.8%
        5.75%                  8.6%               8.9%               9.6%              10.2%
        6.00%                  8.9%               9.3%              10.1%              10.7%
        6.25%                  9.3%               9.7%              10.5%              11.1%
        6.50%                  9.7%              10.1%              10.9%              11.6%


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                     Lebenthal New York Municipal Bond Fund
================================================================================

                         TAXABLE EQUIVALENT YIELD TABLE

                   (Federal, New York State and New York City)

   1. If Your Taxable Income Bracket Is . . .
   Single                  $ 25,361             61,401            128,101            278,451
   Return                    61,400            128,100            278,450           and over
   Joint                     42,351            102,301            155,951            278,451
   Return                   102,300            155,950            278,450           and over
   2. Then Your Combined Income Tax Bracket Is . . .
   Combined
   Marginal                  36.10%             38.80%             43.24%             46.43%
   Tax Rate
   3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
     Tax Exempt                           Equivalent Taxable Investment Yield
        Yield                                 With Taxable Income Yields
        3.25%                  5.1%               5.3%               5.7%               6.1%
        3.50%                  5.5%               5.7%               6.2%               6.5%
        4.00%                  6.3%               6.5%               7.0%               7.5%
        4.25%                  6.7%               6.9%               7.5%               7.9%
        4.50%                  7.0%               7.4%               7.9%               8.4%
        4.75%                  7.4%               7.8%               8.4%               8.9%
        5.00%                  7.8%               8.2%               8.8%               9.3%
        5.25%                  8.2%               8.6%               9.2%               9.6%
        5.50%                  8.6%               9.0%               9.7%              10.3%
        5.75%                  9.0%               9.4%              10.1%              10.7%
        6.00%                  9.4%               9.8%              10.6%              11.2%
        6.25%                  9.8%              10.2%              11.0%              11.7%
        6.50%                 10.2%              10.6%              11.5%              12.1%


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    Lebenthal New Jersey Municipal Bond Fund
================================================================================

                         TAXABLE EQUIVALENT YIELD TABLE

                            (New Jersey and Federal)

  1. If Your Taxable Income Bracket Is . . .
  Single            $ 25,351             --         35,001        40,001         61,401        75,001        128,101       278,451
  Return              35,000             --         40,000        61,400         75,000       128,100        278,450      and over
  Joint               42,351         50,001         70,001        80,001        102,301       150,001        155,951       278,451
  Return              50,000         70,000         80,000       102,300        150,000       155,950        288,450      and over
  2. Then Your Combined Income Tax Bracket Is . . .
  Combined
  Tax Rate            29.29%         29.26%         30.52%        31.98%         34.81%        35.40%         40.08%        45.45%
  3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
    Tax Exempt                                           Equivalent Taxable Investment Yield
       Yield                                             Required to Match Tax Exempt Yield
       3.25%            4.6%           4.6%           4.7%          4.8%           5.0%          5.0%           5.4%          5.7%
       3.50%            4.9%           5.0%           5.0%          5.1%           5.4%          5.4%           5.8%          6.2%
       4.00%            5.7%           5.7%           5.8%          5.9%           6.1%          6.2%           6.7%          7.1%
       4.25%            6.0%           6.1%           6.1%          6.2%           6.5%          6.6%           7.1%          7.5%
       4.50%            6.4%           6.4%           6.5%          6.6%           6.9%          7.0%           7.5%          8.0%
       4.75%            6.7%           6.8%           6.8%          7.0%           7.3%          7.4%           7.9%          8.4%
       5.00%            7.1%           7.1%           7.2%          7.4%           7.7%          7.7%           8.3%          8.8%
       5.25%            7.4%           7.5%           7.6%          7.7%           8.1%          8.1%           8.8%          9.3%
       5.50%            7.8%           7.8%           7.9%          8.1%           8.4%          8.5%           9.2%          9.7%
       5.75%            8.1%           8.2%           8.3%          8.5%           8.8%          8.9%           9.6%         10.2%
       6.00%            8.5%           8.5%           8.6%          8.8%           9.2%          9.3%          10.0%         10.6%
       6.25%            8.8%           8.9%           9.0%          9.2%           9.6%          9.7%          10.4%         11.1%
       6.50%            9.2%           9.3%           9.4%          9.6%          10.0%         10.1%          10.8%         11.5%

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

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